                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                AMENDMENT NO. 1

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date earliest event reported): June 30, 1998

                        Registrant, State of Incorporation,  I.R.S. Employer
Commission File Number  Address and Telephone Number         Identification No.
----------------------  -----------------------------------  ------------------

0-8410                  WYANT CORPORATION                    11-2236837
                        (a New York corporation)
                        100 Readington Road
                        Somerville, New Jersey 08876
                        Telephone (908) 707-1800

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     Included after the signature page of this report are the financial statements of the following related companies (referred to hereafter as the "Midway - Purnel Group of Companies"), all of which are expressed in Canadian dollars:

                                                                              Page
                                                                              ----


-- Midway Supply Ltd. for the year ended May 31, 1998 and
    for the one month ended June 30, 1998                                       5

-- Midway Purnel Sanitary Supply Ltd. for the year ended March 31, 1998 and
    for the three months ended June 30, 1998                                   29

-- 430639 B.C. Ltd. (now Fraser Valley Industrial Chemicals Inc.)
    for the nine months ended June 30, 1998                                    51

-- Purnel Distributors Ltd. for the year ended February 28, 1998 and
    for the four months ended June 30, 1998                                    60


    (b) PRO FORMA FINANCIAL INFORMATION

     Included after the signature page of this report are the following:

                                                                              Page
                                                                              ----


-- Unaudited Pro Forma Combined Statements of Operations for the year
    ended December 31, 1997 and for the six months ended June 30, 1998         81

-- Notes to Unaudited Pro Forma Combined Financial Information                 83

    (c) EXHIBITS

    [Item 7(c) is not amended hereby]

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WYANT CORPORATION

                                  By:/s/ Marc D'Amour
                                  ---------------------------------------------
                                  Name:  Marc D'Amour
                                  Title: Vice President,
                                         Chief Financial Officer and Treasurer




Dated: September 11, 1998

                              FINANCIAL STATEMENTS
                             OF BUSINESSES ACQUIRED

                               MIDWAY SUPPLY LTD.

                                 Coquitlam, BC

                              FINANCIAL STATEMENTS

                        For the Year Ended May 31, 1998












    (LOGO)
   Cinnamon
Jang Willoughby
   & Company              A Partnership of Incorporated Professionals

                               MIDWAY SUPPLY LTD.

                         INDEX TO FINANCIAL STATEMENTS







AUDITORS' REPORT

Balance Sheet                                                        Exhibit "A"

Statement of Retained Earnings                                       Exhibit "B"

Statement of Income                                                  Exhibit "C"

Statement of Changes in Financial Position                           Exhibit "D"

Notes to Financial Statements                                        Exhibit "E"




                        -------------------------------

(LOGO) Cinnamon Jang Willoughby & Company

Chartered  Accountants
A Partnership of Incorporated Professionals


                                AUDITORS' REPORT

To The Shareholders of MIDWAY SUPPLY LTD.:

     We have audited the balance sheet of Midway Supply Ltd. as at May 31, 1998 and the statements of income and retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at May 31, 1998 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles. As required by the Company Act of British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.

     The 1997 financial statements were reviewed by us and our report thereon, dated July 8, 1997 stated that nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles. We have not examined, and we do not express an opinion on, the financial statements of the preceding year.



                                                  Cinnamon Jang Willoughby
                                                  & Company

                                                  Chartered Accountants


Burnaby, BC
July 20, 1998

                               MIDWAY SUPPLY LTD.
                                 BALANCE SHEET
                                  MAY 31, 1998

ASSETS                                                 1998             1997
                                                                     (unaudited)
                                                    ----------       -----------
Current:
  Cash                                              $  300,025        $  227,297
  Accounts receivable                                1,073,120           994,180
  Income taxes recoverable                               1,560             2,512
  Inventory                                            726,217           749,917
  Prepaid expenses                                      40,425            28,605
                                                    ----------        ----------
                                                     2,141,347         2,002,511
                                                    ----------        ----------
Due from related companies (Note 2)                    175,804           291,518
Loan receivable                                         10,000            10,000
                                                    ----------        ----------
                                                       185,804           301,518
                                                    ----------        ----------
Capital:
  Automotive equipment                                 318,032           325,204
  Computer hardware                                    164,417           150,309
  Computer software                                     34,717            34,717
  Office equipment                                     135,542           135,542
  Warehouse equipment                                   61,807            61,358
  Leasehold improvements                                40,777            40,777
                                                    ----------        ----------
                                                       755,292           762,015
  Less: Accumulated amortization                       540,898           515,153
                                                    ----------        ----------
                                                       214,384           246,862
                                                    ----------        ----------
Other:
  Cash surrender value of life insurance policies      139,417           109,180
  Investment in shares                                     100                 -
  Goodwill, net of accumulated amortization              1,050             1,400
                                                    ----------        ----------

                                                       140,567           110,680
                                                    ----------        ----------

                                                    $2,682,102        $2,661,571
                                                    ==========        ==========

Approved by the Director:


------------------------


- See accompanying notes -

                                                                    Exhibit "A"
                              MIDWAY SUPPLY LTD.
                                 BALANCE SHEET
                                 MAY 31, 1998

LIABILITIES                                                   1998            1997
                                                                          (unaudited)
                                                           ----------     -----------

Current:
     Bank indebtedness (Note 3)                            $  574,507      $  771,626
     Accounts payable and accrued liabilities                 537,625         320,455
     Wages payable                                            167,408         171,630
     Due to shareholder                                           380             380
     Current portion of long-term debt                         15,000          10,493
                                                           ----------      ----------
                                                            1,294,920       1,274,584
Long-term debt (Note 4)                                        23,750            --
                                                           ----------      ----------
                                                            1,318,670       1,274,584
                                                           ----------      ----------

SHAREHOLDERS' INTEREST (Note 5)

Liabilities to shareholders:
     Redeemable preferred shares (Note 6)                   1,246,848       1,246,848
                                                           ----------      ----------
Shareholders' Equity:
     Share Capital:
     Authorized -
        20,000 Class "A" voting common shares with
               a par value of $1 each
        50,000 Class "B" voting common shares with
               a par value of $0.50 each
        50,000 Class "C" non-voting common shares with
               a par value of $1 each
       100,000 Class "D" non-voting preferred shares with
               a par value of $1 each
       100,000 Class "E" non-voting preferred shares with
               a par value of $0.50 each
     Issued and Fully Paid -
              24 Class "B" common shares                          12               12
             100 Class "C" common shares                         100              100
                                                          ----------       ----------
                                                                 112              112
Retained Earnings (Note 7), per Exhibit "B"                  116,472          140,027
                                                          ----------       ----------
                                                             116,584          140,139
Commitments (Note 9)
Contingencies (Note 10)
                                                          ----------       ----------
                                                           1,363,432        1,386,987
                                                          ----------       ----------
                                                          $2,682,102       $2,661,571
                                                          ==========       ==========


- See accompanying notes -

                                                                     Exhibit "B"

                               MIDWAY SUPPLY LTD.
                         STATEMENT OF RETAINED EARNINGS
                        FOR THE YEAR ENDED MAY 31, 1998

                                                           1998         1997
                                                                     (unaudited)
                                                       ----------     ----------

Retained Earnings, as previously stated                $1,377,707     $1,230,333

Adjustment for excess of redemption amount over
   the issue price of redeemable preferred shares
   issued in prior years (Note 6)                      (1,237,680)    (1,237,680)
                                                       ----------     ----------

Retained Earnings (Deficit), as restated                  140,027         (7,347)

Add:
   Net Income, per Exhibit "C"                              4,201        147,374
   Dividend tax recovered                                   2,244          --

Less:
   Dividends                                               30,000          --
                                                       ----------     ----------
Retained Earnings, ending, to Exhibit "A"              $  116,472     $  140,027
                                                       ==========     ==========


-See accompanying notes-

                                                                     Exhibit "C"

                               MIDWAY SUPPLY LTD.
                              STATEMENT OF INCOME
                        FOR THE YEAR ENDED MAY 31, 1998

                                                          1998           1997
                                                                     (unaudited)
                                                      -----------    -----------

Sales                                                 $ 8,323,223    $ 8,265,049
                                                      -----------    -----------
Cost of Sales:
  Inventory, beginning                                    749,917        853,699
  Purchases                                             5,778,792      5,474,813
                                                      -----------    -----------
                                                        6,528,709      6,328,512
  Less: Inventory, ending                                 726,217        749,917
                                                      -----------    -----------
                                                        5,802,492      5,578,595
                                                      -----------    -----------
Gross Income                                            2,520,731      2,686,454
                                                      -----------    -----------
Expenses:
  Advertising                                              22,197         16,733
  Amortization                                             74,350         89,434
  Automotive and truck                                     61,081         64,181
  Bad debts                                                 4,954            368
  Consulting fees                                           --             2,451
  Employee benefits                                       117,120        121,030
  Insurance and licences                                   37,828         40,477
  Office and miscellaneous                                170,359        144,378
  Professional fees                                        33,025         31,387
  Promotion, travel and seminars                           64,348         59,926
  Rent                                                    206,087        203,239
  Salaries and commissions                              1,465,395      1,640,281
  Telephone                                                52,600         55,909
  Utilities                                                26,176         27,951
  Warehouse supplies                                       16,357         12,451
                                                      -----------    -----------
                                                        2,351,877      2,510,196
  Administration and overhead expenses recovered           11,400         11,400
                                                      -----------    -----------
                                                        2,340,477      2,498,796
                                                      -----------    -----------
Income before other items                                 180,254        187,658
                                                      -----------    -----------
Other items:
  Interest                                                  6,882          4,294
  Gain on disposal of capital assets                           30            946
  Loan to related company written-off                     136,965          --
                                                      -----------    -----------
                                                         (130,053)         5,240
                                                      -----------    -----------
Income before income taxes                                 50,201        192,898
Income taxes                                               46,000         45,524
                                                      -----------    -----------
Net Income, to Exhibit "B"                            $     4,201    $   147,374
                                                      ===========    ===========

-See accompanying notes-

                                                                     Exhibit "D"

                               MIDWAY SUPPLY LTD.
                   STATEMENT OF CHANGES IN FINANCIAL POSITION
                        FOR THE YEAR ENDED MAY 31, 1998

                                                          1998          1997
                                                                    (unaudited)
                                                      ----------    -----------
Operating Activities:
  Cash from Operations -
    Net Income, per Exhibit "C"                       $   4,201      $ 147,374
    Charges (Credit) to income not involving cash -
      Amortization                                       74,350         89,434
      Gain on disposal of capital assets                    (30)          (946)
      Loan to related company written-off               136,965          --
                                                      ----------     ----------
                                                        215,486        235,862

  Net change in non-cash working capital balances -
    (Increase) Decrease in accounts receivable          (78,940)       (42,197)
    (Increase) Decrease in inventory                     23,700        103,782
    (Increase) Decrease in prepaid expenses             (11,820)        (2,680)
    (Increase) Decrease in income taxes recoverable         952            (58)
    Increase (Decrease) in accounts payable
     and accrued liabilities                            217,170       (231,875)
    Increase (Decrease) in wages payable                 (4,222)       (12,881)
                                                      ----------     ----------
                                                        362,326         49,953
                                                      ----------     ----------
Financing Activity:
  Proceeds from (repayment of) obligations
   under capital lease                                   28,257         (4,068)
                                                      ----------     ----------
Investing Activities:
  Advances to related companies                         (21,251)       (55,000)
  Proceeds from disposal of capital assets                8,020         20,378
  Acquisition of capital assets                         (49,512)       (37,240)
  Cash surrender value of life insurance policies       (30,237)       (27,672)
  Investment in shares                                     --             (100)
                                                      ----------     ----------
                                                        (92,980)       (99,634)
                                                      ----------     ----------
Shareholder's Distributions:
  Dividends                                             (30,000)         --
  Refundable dividend tax recovered                       2,244          --
                                                      ----------     ----------
                                                        (27,756)         --
                                                      ----------     ----------
Change in Cash and Equivalents                          269,847        (53,749)
Cash and Equivalents, beginning                        (544,329)      (490,580)
                                                      ----------     ----------
Cash and Equivalents, ending                          $(274,482)     $(544,329)
                                                      ==========     ==========

Represented by:
  Cash                                                $ 300,025      $ 227,297
  Cheques issued in excess of funds on deposit          (39,507)      (166,626)
  Bank demand loan                                     (535,000)      (605,000)
                                                      ----------     ----------
                                                      $(274,482)     $(544,329)
                                                      ==========     ==========



- See accompanying notes -

                                                                     Exhibit "E"

                               MIDWAY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1998


1.   ACCOUNTING POLICIES:

     a)   Inventory -

          Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

     b)   Capital Assets -

          Capital assets are recorded at cost. Amortization is provided on the declining balance basis at the following annual rates:

               Automotive equipment                         30%
               Computer hardware                            30%
               Office equipment                             20%
               Warehouse equipment                          20%

          For the year of acquisition, the rate used is one-half of that indicated above.

          Amortization of leasehold improvements is provided on a straight-line basis over five years.

          Amortization of computer software is provided on a straight-line basis over five years.

     c)   Goodwill -

          Amortization of goodwill is provided on a straight-line basis over ten years.

     d)   Translation of Foreign Currency -

          Amounts in U.S. dollars are translated into Canadian dollars as follows:

            Inventory, sales and purchases at the exchange rates prevailing on the transaction date at the bank; and

            Current liabilities at the exchange rate prevailing at the end of the year.

     e)   Investment in Shares -

          The company has a 16.7% interest in Procurcorp Support Services Ltd. This investment is recorded using the cost method.

     f)   Fair Values of Financial Instruments -

          Unless otherwise noted, cash, accounts receivable, amounts due from related companies, loan receivable, cash surrender value of life insurance policies, bank indebtedness, accounts payable and accrued liabilities, wages payable, income taxes payable, amount due to shareholder, long-term debt and redeemable preferred shares are stated at amounts that approximate their book value.

                                                                     Exhibit "E"
                                                                      Continued

                               MIDWAY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1998

1.   ACCOUNTING POLICIES: (Continued)

     g)   Use of Estimates -

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the company may undertake in the future, actual results may differ from the estimates.

2.   DUE FROM RELATED COMPANIES:

     The amounts due from Fraser Valley Industrial Chemicals Ltd., 430639 B.C. Ltd. and Midway Purnel Sanitary Supply Ltd. are non-interest bearing and have no specific terms of repayment. As repayment is not anticipated during the next fiscal period, these amounts have been classified as long-term in the financial statements.

3.   BANK INDEBTEDNESS:

                                                                        1997
                                                          1998       (unaudited)
                                                       ----------     ----------

     Cheques issued in excess of funds on deposit      $ 39,507        $166,626
     Bank demand loans                                  535,000         605,000
                                                       --------        --------
                                                       $574,507        $771,626
                                                       ========        ========

     The bank demand loan bears interest at the bank's prime rate plus 0.5% per annum. The loan is secured under Section 427 of the Bank Act, by inventory, by a general assignment of book debts, by replacement fire insurance over inventory and related equipment.

4.   LONG-TERM DEBT:

                                                                        1997
                                                         1998        (unaudited)
                                                       --------      -----------
     Bank of Nova Scotia - Term loan repayable in
     monthly payments of $1,250 excluding interest
     until December 31, 2000. Interest rate is
     prime rate plus 1% per annum. Secured by a
     company vehicle                                    $38,750        $      --

     Less: Current portion                               15,000               --
                                                        --------       ---------
                                                        $23,750        $      --
                                                        ========       =========

                                                                Exhibit "E"
                                                                Continued
                               MIDWAY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1998

5.   SHAREHOLDERS' INTERESTS:

     Amounts presented as shareholders' interest include shareholders' equity and liabilities to shareholders other than current and long-term liabilities.

6.   REDEEMABLE PREFERRED SHARES:

     The company's authorized and issued share capital includes 4,222 Class "D" preferred shares with a paid-up capital of $1 each and 9,892 Class "E" preferred shares with a paid-up capital of $0.50 each. The preferred shares are non-voting, redeemable by the company or the holders on demand. The Class "D" preferred shares are redeemable at $136 each and the Class "E" preferred shares are redeemable at $68 each. The Class "D" preferred shares carry a cumulative annual dividend of 6% on the redemption amounts.

     The shares were issued on December 30, 1992 as part of an estate planning arrangement involving holders of the company's common shares. The aggregate redemption amount of the preferred shares represents the fair value of the company's net assets on that date. The aggregate redemption amount of the preferred shares in excess of the amount paid in, amounting to $1,237,680 has been charged to retained earnings.

     During the year, the opening balances of the preferred shares were restated to reflect the excess of the redemption value over the issue price of the preferred shares issued at May 31, 1996.

     See also Note 7.


                                                       1998             1997
                                                                     (unaudited)
                                                     ---------       -----------

     Redeemable preferred shares issued and
        outstanding, beginning, as
        previously reported                          $        -      $        -

     Add: Adjustment to present the redemption
          amount of the preferred shares              1,246,848       1,246,848
                                                     ----------      ----------
     Redeemable preferred shares issued and
        outstanding, as restated                     $1,246,848      $1,246,848
                                                     ==========      ==========


7.   RETAINED EARNINGS:

     The prior year's opening retained earnings has been restated to reflect the redemption amount of the preferred shares issued and outstanding at May 31, 1996. Retained earnings has been charged with $1,237,680 to give effect to the redemption amount of 4,222 Class "D" preferred shares (redemption amount $574,192) and 9,892 Class "E" preferred shares (redemption amount $672,656) issued and outstanding on that date.

     See also note 6.

                                                                     Exhibit "E"
                                                                       Continued

                               MIDWAY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                 MAY 31, 1998

8.  RELATED PARTY TRANSACTIONS:

    Midway Supply Ltd. is related to Midway Purnel Sanitary Supply (Kelowna) Ltd., Midway Purnel Sanitary Supply (PG) Ltd., Fraser Valley Industrial Chemicals Inc. and 430639 B.C. Ltd. The company had the following transactions in the normal course of operations with these related parties:

                                                                  1998            1997
                                                                               (unaudited)
                                                               ---------       -----------
    Transactions during the year:
      Sales to -
        Midway Purnel Sanitary Supply Ltd.                      $262,088        $240,400
        Fraser Valley Industrial Chemicals Inc.                    1,086             954
        Midway Purnel Sanitary Supply (PG) Ltd.                  147,018         105,871
      Purchases from -
        Midway Purnel Sanitary Supply Ltd.                         1,522           9,533
        Fraser Valley Industrial Chemicals Inc.                  480,694         427,182
        Midway Purnel Sanitary Supply (PG) Ltd.                    2,436               -
      Administration and overhead costs recovered -
        From Fraser Valley Industrial Chemicals Inc.              11,400          11,400

    These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

    Balances at year-end:
      Receivable from included in accounts receivable -
        Midway Purnel Sanitary Supply Ltd.                      $ 79,685        $ 71,287
        Fraser Valley Industrial Chemicals Inc.                        -              67
        Midway Purnel Sanitary Supply (PG) Ltd.                   45,387          20,817
      Payable to included in accounts payable -
        Midway Purnel Sanitary Supply Ltd.                         3,631           8,298
        Fraser Valley Industrial Chemicals Inc.                   39,444          12,803
        Midway Purnel Sanitary Supply (PG) Ltd.                      369             115
        Stewart Smith                                                420              77


    These balances are payable on demand and have arisen from providing services or recovery of expenses.

    See also Note 2.

9.  COMMITMENTS:

    The company is committed to leasing its Coquitlam premises until December 31, 1999 for $111,853 per annum.

    The company is committed to leasing its Vancouver premises until August 31, 1998 for $13,005, being the balance of the lease commitment.

    The company also has an annual commitment of approximately $13,000 for various office equipment leases and maintenance contracts.


10.  CONTINGENCIES:

     The company has provided letters of credit for payroll and a supplier in the amounts of $45,000 and $20,000, respectively.

                              MIDWAY SUPPLY LTD.

                                 Coquitlam, BC

                             FINANCIAL STATEMENTS

                     For the One Month Ended June 30, 1998



  (HLB LOGO)
   Cinnamon
Jang Willoughby
   & Company              A Partnership of Incorporated Professionals

                              MIDWAY SUPPLY LTD.

                         INDEX TO FINANCIAL STATEMENTS




REVIEW ENGAGEMENT REPORT

Balance Sheet                                               Exhibit "A"

Statement of Retained Earnings                              Exhibit "B"

Statement of Income                                         Exhibit "C"

Statement of Changes in Financial Position                  Exhibit "D"

Notes to Financial Statements                               Exhibit "E"

                            ______________________

    (LOGO)
   Cinnamon
Jang Willoughby
   & Company              A Partnership of Incorporated Professionals
Chartered Accountants


                           REVIEW ENGAGEMENT REPORT

To The Director of MIDWAY SUPPLY LTD.:

     We have reviewed the balance sheet of Midway Supply Ltd. as at June 30, 1998 and the statements of income and retained earnings and changes in financial position for the one month then ended. Our review was made in accordance with generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the company.

     A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

     Based on our review, nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles.


                                           Cinnamon Jang Willoughby & Company
                                           Chartered Accountants

Burnaby, BC
July 30, 1998

                              MIDWAY SUPPLY LTD.
                                 BALANCE SHEET
                                  (UNAUDITED)
                                 JUNE 30, 1998


                                                          June 30,         May 31,
ASSETS                                                      1998            1998
                                                                         (audited)
                                                        ----------       ----------
Current
     Cash                                               $  317,925       $  300,025
     Accounts receivable                                 1,346,121        1,073,120
     Income taxes recoverable                                --               1,560
     Inventory                                             764,762          726,217
     Prepaid expenses                                       40,190           40,425
     Loan receivable                                        22,220            --
                                                        ----------       ----------
                                                         2,491,218        2,141,347
                                                        ----------       ----------
Due from related companies (Note 2)                        175,804          175,804
Loan receivable                                             10,000           10,000
                                                        ----------       ----------
                                                           185,804          185,804
                                                        ----------       ----------
Capital:
     Automotive equipment                                  318,032          318,032
     Computer hardware                                     166,993          164,417
     Computer software                                      34,717           34,717
     Office equipment                                      135,986          135,542
     Warehouse equipment                                    61,807           61,807
     Leasehold improvements                                 40,777           40,777
                                                        ----------       ----------
                                                           758,312          755,292
     Less: Accumulated amortization                        546,111          540,898
                                                        ----------       ----------
                                                           212,201          214,384
                                                        ----------       ----------
Other:
     Cash surrender value of life insurance policies        36,247          139,417
     Investment in shares                                      100              100
     Goodwill, net of accumulated amortization               1,020            1,050
                                                        ----------       ----------
                                                            37,367          140,567
                                                        ----------       ----------
                                                        $2,926,590       $2,682,102
                                                        ==========       ==========

Approved by the Director:


____________________________


- See accompanying notes -

                                                                     Exhibit "A"

                               MIDWAY SUPPLY LTD.
                                 BALANCE SHEET
                                  (UNAUDITED)
                                 JUNE 30, 1998

                                                         June 30,       May 31,
                                                           1998          1998
                                                                       (audited)
                                                       ----------     ----------

LIABILITIES
Current:
  Bank indebtedness (Note 3)                           $  459,977     $  574,507
  Accounts payable and accrued liabilities                940,268        537,625
  Wages payable                                           155,733        167,408
  Income taxes payable                                     25,502              -
  Due to shareholder                                            -            380
  Current portion of long-term debt                        15,000         15,000
                                                       ----------     ----------
                                                        1,596,480      1,294,920
Long-term debt (Note 4)                                    22,500         23,750
                                                       ----------     ----------
                                                        1,618,980      1,318,670
                                                       ----------     ----------
SHAREHOLDERS' INTEREST (Note 5)
Liabilities to shareholders:
  Redeemable preferred shares (Note 6)                  1,246,848      1,246,848
                                                       ----------     ----------
Shareholders' Equity:
  Share Capital:
  Authorized --
     20,000 Class "A" voting common shares with
            a par value of $1 each
     50,000 Class "B" voting common shares with
            a par value of $0.50 each
     50,000 Class "C" non-voting common shares with
            a par value of $1 each
    100,000 Class "D" non-voting preferred shares
            with a par value of $1 each
    100,000 Class "E" non-voting preferred shares
            with a par value of $0.50 each
  Issued and Fully Paid --
     24 Class "B" common shares                                12             12
    100 Class "C" common shares                               100            100
                                                       ----------     ----------
                                                              112            112
Retained Earnings (Note 7), per Exhibit "B"                60,650        116,472
                                                       ----------     ----------
                                                           60,762        116,584
Commitments (Note 9)
Contingencies (Note 10)
Subsequent Event (Note 11)
                                                       ----------     ----------
                                                        1,307,610      1,363,432
                                                       ----------     ----------
                                                       $2,926,590     $2,682,102
                                                       ==========     ==========

See accompanying notes

                                                                     Exhibit "B"

                               MIDWAY SUPPLY LTD.
                         STATEMENT OF RETAINED EARNINGS
                                  (UNAUDITED)
                     FOR THE ONE MONTH ENDED JUNE 30, 1998

                                                       One Month      Year Ended
                                                         Ended         May 31,
                                                        June 30,         1998
                                                         1998         (audited)
                                                       ---------     -----------
Retained Earnings, as previously stated                $ 116,472     $ 1,377,707

Adjustment for excess of redemption amount
   over the issue price of redeemable
   preferred shares issued in prior years (Note 6)       -            (1,237,680)
                                                       ---------     -----------
Retained Earnings, as restated                           116,472         140,027

Add:
   Net Income, per Exhibit "C"                            43,971           4,201
   Dividend tax recovered                                    207           2,244

Less:
   Dividends                                             100,000          30,000
                                                       ---------     -----------
Retained Earnings, ending, to Exhibit "A"              $  60,650     $   116,472
                                                       =========     ===========





- See accompanying notes -

                                                                     Exhibit "C"

                               MIDWAY SUPPLY LTD.
                              STATEMENT OF INCOME
                                  (UNAUDITED)
                     FOR THE ONE MONTH ENDED JUNE 30, 1998

                                                       One Month
                                                          Ended      Year Ended
                                                        June 30,       May 31,
                                                           1998         1998
                                                                      (audited)
                                                      ----------     ----------
Sales                                                 $  954,007     $8,323,223
                                                      ----------     ----------
Cost of Sales:
   Inventory, beginning                                  726,217        749,917
   Purchases                                             723,258      5,778,792
                                                      ----------     ----------
                                                       1,449,475      6,528,709
   Less: Inventory, ending                               764,762        726,217
                                                      ----------     ----------
                                                         684,713      5,802,492
                                                      ----------     ----------
Gross Income                                             269,294      2,520,731
                                                      ----------     ----------
Expenses:
   Advertising                                               360         22,197
   Amortization                                            5,234         74,350
   Automotive and truck                                    1,982         61,081
   Bad debts (recovery)                                   (3,342)         4,954
   Employee benefits                                      11,622        117,120
   Insurance and licences                                  3,283         37,828
   Office and miscellaneous                               11,218        170,359
   Professional fees                                      14,876         33,025
   Promotion, travel and seminars                          2,380         64,348
   Rent                                                   17,554        206,087
   Salaries and commissions                              124,609      1,465,395
   Telephone                                               3,808         52,600
   Utilities                                               1,826         26,176
   Warehouse supplies                                        639         16,357
                                                      ----------     ----------
                                                         196,049      2,351,877
   Administration and overhead expenses recovered            950         11,400
                                                      ----------     ----------
                                                         195,099      2,340,477
                                                      ----------     ----------
Income before other items                                 74,195        180,254
                                                      ----------     ----------
Other Items:
   Interest                                                  776          6,882
   Gain on disposal of capital assets                         --             30
   Loan to related company written-off                        --        136,965
                                                      ----------     ----------
                                                             776       (130,053)
                                                      ----------     ----------
Income before income taxes                                74,971         50,201
Income taxes                                              31,000         46,000
                                                      ----------     ----------
Net Income, to Exhibit "B"                            $   43,971     $    4,201
                                                      ==========     ==========


-See accompanying notes-

                                                                     Exhibit "D"

                               MIDWAY SUPPLY LTD.
                   STATEMENT OF CHANGES IN FINANCIAL POSITION
                                  (unaudited)
                        FOR THE ONE MONTH ENDED JUNE 30, 1998

                                                      One Month
                                                        Ended        Year Ended
                                                       June 30,        May 31,
                                                         1998           1998
                                                                      (audited)
                                                      ----------     ----------
Operating Activities:
  Cash from Operations -
    Net Income, per Exhibit "C"                       $  43,971      $   4,201
    Charges (Credit) to income not involving cash -
      Amortization                                        5,234         74,350
      Gain on disposal of capital assets                   --              (30)
      Loan to related company written-off                  --          136,965
                                                      ----------     ----------
                                                         49,205        215,486

  Net change in non-cash working capital balances -
    (Increase) Decrease in accounts receivable         (273,001)       (78,940)
    (Increase) Decrease in inventory                    (38,545)        23,700
    (Increase) Decrease in prepaid expenses                 235        (11,820)
    (Increase) Decrease in loan receivable              (22,220)          --
    (Increase) Decrease in income taxes recoverable       1,560            952
    Increase (Decrease) in accounts payable
     and accrued liabilities                            402,643        217,170
    Increase (Decrease) in wages payable                (11,675)        (4,222)
    Increase (Decrease) in income taxes payable          25,502           --
    Increase (Decrease) in amount due to shareholder       (380)          --
                                                      ----------     ----------
                                                        133,324        362,326
                                                      ----------     ----------
Financing Activity:
  Proceeds from (repayment of) long-term debt            (1,250)        28,257
                                                      ----------     ----------
Investing Activities:
  Advances to related companies                            --          (21,251)
  Proceeds from disposal of capital assets                 --            8,020
  Acquisition of capital assets                          (3,021)       (49,512)
  Cash surrender value of life insurance policies       103,170        (30,237)
                                                      ----------     ----------
                                                        100,149        (92,980)

                                                      ----------     ----------
Shareholder's Distributions:
  Dividends                                            (100,000)       (30,000)
  Refundable dividend tax recovered                         207          2,244
                                                      ----------     ----------
                                                        (99,793)       (27,756)
                                                      ----------     ----------
Change in Cash and Equivalents                          132,430        269,847
Cash and Equivalents, beginning                        (274,482)      (544,329)
                                                      ----------     ----------
Cash and Equivalents, ending                          $(142,052)     $(274,482)
                                                      ==========     ==========

Represented by:
  Cash                                                $ 317,925      $ 300,025
  Cheques issued in excess of funds on deposit          (24,977)       (39,507)
  Bank demand loan                                     (435,000)      (535,000)
                                                      ----------     ----------
                                                      $(142,052)     $(274,482)
                                                      ==========     ==========



- See accompanying notes -

                                                                     Exhibit "E"
                               MIDWAY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

1.   ACCOUNTING POLICIES:

     a)   Inventory -

          Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

     b)   Capital Assets -

          Capital assets are recorded at cost. Amortization is provided on the declining balance basis at the following annual rates:

                    Automotive equipment                    30%
                    Computer hardware                       30%
                    Office equipment                        20%
                    Warehouse equipment                     20%

          For the year of acquisition, the rate used is one-half of that indicated above.

          Amortization of leasehold improvements is provided on a straight-line basis over five years.

          Amortization of computer software is provided on a straight-line basis over five years.

     c)   Goodwill -

          Amortization of goodwill is provided on a straight-line basis over ten years.

     d)   Translation of Foreign Currency -

          Amounts in U.S. dollars are translated into Canadian dollars as follows:

               Inventory, sales and purchases at the exchange rates prevailing on the transaction date at the bank; and

               Current liabilities at the exchange rate prevailing at the end of the year.

     e)   Investment in Shares -

          The company has a 16.7% interest in Procurcorp Support Services Ltd. This investment is recorded using the cost method.

     f)   Fair Values of Financial Instruments -

          Unless otherwise noted, cash, accounts receivable, amounts due from related companies, loan receivable, cash surrender value of life insurance policies, bank indebtedness, accounts payable and accrued liabilities, wages payable, income taxes payable, long-term debt and redeemable preferred shares are stated at amounts that approximate their book value.

                                                                     Exhibit "E"
                                                                       Continued
                               MIDWAY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

1.  ACCOUNTING POLICIES: (CONTINUED)

    g)  Use of Estimates -

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the company may undertake in the future, actual results may differ from the estimates.

2.  DUE FROM RELATED COMPANIES:

    The amounts due from Fraser Valley Industrial Chemicals Ltd., 430639 B.C. Ltd. and Midway Purnel Sanitary Supply Ltd. are non-interest bearing and have no specific terms of repayment. As repayment is not anticipated during the next fiscal period, these amounts have been classified as long-term in the financial statements.

3.  BANK INDEBTEDNESS:

                                                                               June 30,     May 31,
                                                                                 1998        1998
                                                                                           (audited)
                                                                               --------     --------
     Cheques issued in excess of funds on deposit                              $ 24,977     $ 39,507
     Bank demand loans                                                          435,000      535,000

                                                                               --------     --------
                                                                               $459,977     $574,507
                                                                               ========     ========

    The bank demand loan bears interest at the bank's prime rate plus 0.5% per annum. The loan is secured under Section 427 of the Bank Act, by inventory, by a general assignment of book debts, by replacement fire insurance over inventory and related equipment.

4.  LONG-TERM DEBT:

                                                                                June 30,     May 31,
                                                                                  1998        1998
                                                                                            (audited)
                                                                               --------     --------
     Bank of Nova Scotia - Term loan repayable in monthly payments of $1,250 excluding interest until December 31, 2000. Interest rate
     is prime rate plus 1% per annum. Secured by a company vehicle.            $ 37,500     $ 38,750

     Less: Current portion                                                       15,000       15,000
                                                                               --------     --------
                                                                                $22,500     $ 23,750
                                                                               ========     ========

                                                                     Exhibit "E"
                                                                      Continued

                               MIDWAY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                 JUNE 30, 1998

5.   SHAREHOLDERS' INTERESTS:

     Amounts presented as shareholders' interest include shareholders' equity and liabilities to shareholders other than current and long-term liabilities.

6.   REDEEMABLE PREFERRED SHARES:

     The company's authorized and issued share capital includes 4,222 Class
     "D" preferred shares with a paid-up capital of $1 each and 9,892 Class "E" preferred shares with a paid-up capital of $0.50 each. The preferred shares are non-voting, redeemable by the company or the holders on demand. The Class "D" preferred shares are redeemable at $136 each and the Class "E" preferred shares are redeemable at $68 each. The Class "D" preferred shares carry a cumulative annual dividend of 6% on the redemption amounts.

     The shares were issued on December 30, 1992 as part of an estate planning arrangement involving holders of the company's common shares. The aggregate redemption amount of the preferred shares represents the fair value of the company's net assets on that date. The aggregate redemption amount of the preferred shares in excess of the amount paid in, amounting to $1,237,680 has been charged to retained earnings.

7.   RETAINED EARNINGS:

     The prior year's opening retained earnings has been restated to reflect the redemption amount of the preferred shares issued and outstanding at May 31, 1996. Retained earnings has been charged with $1,237,680 to give effect to the redemption amount of 4,222 Class "D" preferred shares (redemption amount $574,192) and 9,892 Class "E" preferred shares (redemption amount $672,656) issued and outstanding on that date.

     See also Note 6.

8.   RELATED PARTY TRANSACTIONS:

     Midway Supply Ltd. is related to Midway Purnel Sanitary Supply (Kelowna) Ltd., Midway Purnel Sanitary Supply (PG) Ltd., Fraser Valley Industrial Chemicals Inc. and 430639 B.C. Ltd. by virtue of common ownership. The company had the following transactions with these related parties:

                                                         June 30,       May 31,
                                                           1998          1998
                                                                      (audited)
                                                        ----------    ----------
     Transactions during the period:
          Sales to -
               Midway Purnel Sanitary Supply Ltd.         $28,164      $262,088
               Fraser Valley Industrial Chemicals Inc.        530         1,086
               Midway Purnel Sanitary Supply (PG) Ltd.     14,790       147,018
          Purchases from -
               Midway Purnel Sanitary Supply Ltd.            --           1,522
               Fraser Valley Industrial Chemicals Inc.     52,694       480,694
               Midway Purnel Sanitary Supply (PG) Ltd.        518         2,436
          Administration and overhead costs recovered -
               From Fraser Valley Industrial Chemicals Inc.   950        11,400

     These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

                                                                     Exhibit "E"
                                                                     Continued
                               MIDWAY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

8.   RELATED PARTY TRANSACTIONS: (Continued)


                                                             June 30,         May 31,
                                                               1998            1998
                                                                            (audited)
                                                             --------       -----------
     Balances at period-end:
        Receivable from included in accounts receivable -
           Midway Purnel Sanitary Supply Ltd.                $94,946        $79,685
           Fraser Valley Industrial Chemicals Inc.               531              -
           Midway Purnel Sanitary Supply (PG) Ltd.            60,189         45,387
        Payable to included in accounts payable -
           Midway Purnel Sanitary Supply Ltd.                    518          3,631
           Fraser Valley Industrial Chemicals Inc.            52,694         39,444
           Midway Purnel Sanitary Supply (PG) Ltd.                 -            369
           Stewart Smith                                          50            420


     These balances are payable on demand and have arisen from providing services or recovery of expenses.

     See also Note 2.

9.   COMMITMENTS:

     The company is committed to leasing its Coquitlam premises until December 31, 1999 for $111,853 per annum.

     The company is committed to leasing its Vancouver premises until August 31, 1998 for $8,670, being the balance of the lease commitment.

     The company also has an annual commitment of approximately $13,000 for various office equipment leases and maintenance contracts.

10.  CONTINGENCIES:

     The company has provided letters of credit for payroll and a supplier in the amounts of $45,000 and $20,000, respectively.

11.  SUBSEQUENT EVENT:

     Only July 29, 1998, the company entered into an agreement to sell the investment in Procurcorp Support System Inc. for $14,500.

                       MIDWAY PURNEL SANITARY SUPPLY LTD.

                                   Kelowna, BC

                              FINANCIAL STATEMENTS

                       For the Year Ended March 31, 1998










    (LOGO)
   Cinnamon
Jang Willoughby
   & Company              A Partnership of Incorporated Professionals

                       MIDWAY PURNEL SANITARY SUPPLY LTD.

                         INDEX TO FINANCIAL STATEMENTS




Auditors' Report

Balance Sheet                                                  Exhibit "A"

Statement of Loss and Deficit                                  Exhibit "B"

Statement of Changes in Financial Position                     Exhibit "C"

Notes to Financial Statements                                  Exhibit "D"

Capital Assets and Accumulated Amortization                    Schedule "1"




                        --------------------------------

(HLB LOGO) CINNAMON JANG WILLOUGHBY & COMPANY
Chartered Accountants
A Partnership of Incorporated Professionals


                                AUDITORS' REPORT

To The Shareholders of MIDWAY PURNEL SANITARY SUPPLY LTD.:

  We have audited the balance sheet of Midway Purnel Sanitary Supply Ltd. as at March 31, 1998 and the statements of loss and deficit and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

  In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 1998 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles. As required by the Company Act of British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.

  The 1997 financial statements were reviewed by us and our report thereon, dated June 11, 1997 stated that nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles. We have not audited, and we do not express an opinion on, the financial statements of the preceding year.


                                        Cinnamon Jang Willoughby & Company
                                               Chartered Accountants
Burnaby, BC
July 27, 1998

                                                                     Exhibit "A"

                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                                 BALANCE SHEET
                                 MARCH 31, 1998

                                                        1998            1997
                                                                     (unaudited)
                                                     -----------     -----------

ASSETS
Current:
  Accounts receivable                                $   67,834      $   69,250
  Inventory                                              88,233          78,962
  Prepaid expenses                                        4,598           4,550
                                                     ----------      ----------
                                                        160,665         152,762
Due from related company (Note 2)                         5,356           4,674
Capital, per Schedule "1"                                27,151          39,870
                                                     ----------      ----------
                                                     $  193,172      $  197,306
                                                     ==========      ==========

LIABILITIES
Current:
  Bank indebtedness (Note 3)                         $   93,599      $  109,360
  Accounts payable and accrued liabilities               92,098          33,873
  Wages payable                                              --             202
  Current portion of term loan                           15,000          15,000
                                                     ----------      ----------
                                                        200,697         158,435
                                                     ----------      ----------
Long-term:
  Loans payable (Note 4)                                294,186         294,186
  Term loan (Note 5)                                     32,500          22,500
                                                     ----------      ----------
                                                        326,686         316,686
                                                     ----------      ----------
                                                        527,383         475,121
                                                     ----------      ----------
SHAREHOLDERS' DEFICIENCY
Share Capital:
  Authorized --
      1,000 Class "A" voting common shares
            with a par value of $1 each
     49,000 Class "B" non-voting common shares
            without par value
    100,000 Class "C" non-voting preferred shares
            without par value
  Issued and Fully Paid --
          2 Class "A" voting common shares                    2               2
Deficit, per Exhibit "B"                                334,213         277,817
                                                     ----------      ----------
                                                       (334,211)       (277,815)

Future Operations (Note 8)                           ----------      ----------
                                                     $  193,172      $  197,306
                                                     ==========      ==========

Approved by the Directors:

___________________________________

___________________________________

- See accompanying notes -

                                                                    Exhibit "B"
                      MIDWAY PURNEL SANITARY SUPPLY LTD.
                         STATEMENT OF LOSS AND DEFICIT
                       FOR THE YEAR ENDED MARCH 31, 1998

                                                            1998            1997
                                                                         (unaudited)
                                                         --------         --------
Sales                                                    $684,391         $589,732
                                                         --------         --------
Cost of Sales:
     Inventory, beginning                                  78,962           56,608
     Purchases                                            540,679          455,106
                                                         --------         --------
                                                          619,641          511,714
     Less: Inventory, ending                               88,233           78,962
                                                         --------         --------
                                                          531,408          432,752
                                                         --------         --------
Gross Income                                              152,983          156,980
                                                         --------         --------
Expenses:
     Advertising                                            1,985            3,733
     Amortization                                          12,719           14,877
     Automotive                                            17,839           12,703
     Bad debts                                                 90            4,283
     Bank charges and interest                              6,799            6,969
     Insurance and licences                                   988            1,555
     Office and miscellaneous                              12,150           14,322
     Professional fees                                      8,381            2,727
     Promotion, travel and seminars                         1,653            1,833
     Rent                                                  25,513           25,702
     Salaries and commissions                             116,635          109,208
     Telephone                                              9,090           10,516
     Utilities                                              1,965            2,798
     Warehouse supplies                                        86              140
                                                         --------         --------
                                                          215,893          211,366
                                                         --------         --------
Loss before other item                                     62,910           54,386

Other item:
     Miscellaneous income                                   6,514            3,971
                                                         --------         --------
Net Loss                                                   56,396           50,415
Deficit, beginning                                        277,817          227,402
                                                         --------         --------
Deficit, ending, to Exhibit "A"                          $334,213         $277,817
                                                         ========         ========


- See accompanying notes -

                                                                     Exhibit "C"

                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                   STATEMENT OF CHANGES IN FINANCIAL POSITION
                       FOR THE YEAR ENDED MARCH 31, 1998

                                                                       1997
                                                         1998       (unaudited)
                                                      ----------    -----------

Operating Activities:
  Cash from Operations -
    Net Loss, per Exhibit "B"                         $ (56,396)     $ (50,415)
    Charge to income not involving cash -
      Amortization                                       12,719         14,877
                                                      ----------     ----------
                                                        (43,677)       (35,538)

  Net change in non-cash working capital balances -
    (Increase) Decrease in accounts receivable            1,416        (10,066)
    (Increase) Decrease in inventory                     (9,271)       (22,354)
    (Increase) Decrease in prepaid expenses                 (48)         1,825
    Increase (Decrease) in accounts payable
     and accrued liabilities                             58,225         (8,521)
    Increase (Decrease) in wages payable                   (202)           202
                                                      ----------     ----------
                                                          6,443        (74,452)
                                                      ----------     ----------
Financing Activities:
  Proceeds from loans                                     --            40,000
  Proceeds from term loan                                25,000           --
  Repayment of bank loan                                (15,000)       (15,000)
                                                      ----------     ----------
                                                         10,000         25,000
                                                      ----------     ----------
Investing Activities:
  Acquisition of capital assets                            --           (5,645)
  Due from related companies                               (682)          (567)
                                                      ----------     ----------
                                                           (682)        (6,212)
                                                      ----------     ----------
Change in Cash and Equivalents                           15,761        (55,664)
Cash and Equivalents, beginning                        (109,360)       (53,696)
                                                      ----------     ----------
Cash and Equivalents, ending                          $ (93,599)     $(109,360)
                                                      ==========     ==========

Represented by:
  Cheques issued in excess of funds on deposit        $ (43,599)     $ (59,360)
  Demand loan                                           (50,000)       (50,000)
                                                      ----------     ----------
                                                      $ (93,599)     $(109,360)
                                                      ==========     ==========



- See accompanying notes -

                                                                     Exhibit "D"
                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

1.  ACCOUNTING POLICIES:
    a)  Inventory -

        Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

    b)  Capital Assets -

        Capital assets are recorded at cost. Amortization is provided on the declining balance basis at the following annual rates:

                         Computer hardware             30%
                         Computer software            100%
                         Office equipment              20%
                         Warehouse equipment           20%

        For the year of acquisition, the rate used is one-half of that shown above.

    c)  Translation of Foreign Currency -

        Inventory, sales and purchases at the exchange rates prevailing on the transaction date of the bank; and

        Current liabilities at the exchange rate prevailing at the end of the year.

    d)  Fair Values of Financial Instruments -

        Unless otherwise noted, accounts receivable, amount due from related company, bank indebtedness, accounts payable and accrued liabilities, loans payable and term loan are stated at amounts that approximate their book value.

    e)  Use of Estimates -

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the company may undertake in the future, actual results may differ from the estimates.

2.  DUE FROM RELATED COMPANY:

    The amount due from 466926 B.C. Ltd. is non-interest bearing and has no specific terms of repayment. As repayment will not be requested during the next fiscal period, this amount has been classified as long-term in the financial statements.

                                                                     Exhibit "D"
                                                                       Continued

                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

3.   BANK INDEBTEDNESS:                                     1998         1997
                                                                      (unaudited)
                                                          --------    -----------
     Cheques issued in excess of funds on deposit          $43,599      $ 59,360
     Demand loan                                            50,000        50,000
                                                          --------    -----------
                                                           $93,599      $109,360
                                                          ========    ===========

     The demand loan bears interest at the prime rate plus 1.25% per annum and is secured by a general assignment of book debts, general security agreement, Section 427 over inventory, assignment of fire insurance and personal guarantees of shareholders.

4.   LOANS PAYABLE:

     The loans payable due to related parties, Midway Supply Ltd., Purnel
     Distributors Ltd. and John Kazakoff are non-interest bearing and without specific terms of repayment. As repayments are not expected to be made during the next fiscal period, this amount has been classified as long-term in the financial statements.

                                                            1998         1997
                                                                      (unaudited)
                                                          --------    -----------
     Midway Supply Ltd.                                   $147,094      $147,094
     Purnel Distributors Ltd.                               88,750        88,750
     John Kazakoff                                          58,342        58,342
                                                          --------    -----------
                                                          $294,186      $294,186
                                                          ========    ===========

5.   TERM LOAN:                                             1998         1997
                                                                      (unaudited)
                                                          --------    -----------
     Bank of Nova Scotia - Loan payable in monthly
     payments of $1,250 plus interest at the prime
     rate plus 1.5% per annum until May 31, 2001.
     Secured by chattel mortgage over equipment and
     the personal guarantees of the shareholders           $47,500       $37,500

     Less: Current portion                                  15,000        15,000
                                                          --------    -----------
                                                           $32,500       $22,500
                                                          ========    ===========

     Future Principal payments are as follows:

                         1999                              $15,000
                         2000                               15,000
                         2001                                2,500
                                                          --------
                                                           $32,500
                                                          ========

                                                                    Exhibit "D"
                                                                      Continued
                      MIDWAY PURNEL SANITARY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                MARCH 31, 1998

6.   RELATED PARTY TRANSACTIONS:

     Midway Purnel Sanitary Supply Ltd. is related to Midway Supply Ltd., Purnel Distributors Ltd., Midway Purnel Sanitary Supply (PG) Ltd. and 466926 B.C. Ltd. by virtue of common ownership. The following summarizes the company's related party transactions for the year:


                                                           1998            1997
                                                                        (unaudited)
                                                        ---------       -----------
     Transactions during the year:
          Sales to -
              Midway Supply Ltd.                         $  4,220         $  6,635
              Purnel Distributors Ltd.                      5,216            4,459
              Midway Purnel Sanitary Supply (PG) Ltd.         165            1,567
          Purchases from -
              Midway Supply Ltd.                          267,214          223,288
              Purnel Distributors Ltd.                     55,000           96,091
              Midway Purnel Sanitary Supply (PG) Ltd.          20               57
              Rent paid to 466926 B.C. Ltd.                25,513           25,702
          Capital assets purchased from -
              Midway Supply Ltd.                               --            4,473

     These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

     At the end of the year, the amounts due to (from) related parties are as follows:


                                                           1998            1997
                                                                        (unaudited)
                                                        ---------       -----------
     Receivable from included in accounts receivable -
          Midway Supply Ltd.                             $    (23)        $   (683)
          Purnel Distributors Ltd.                           (253)            (339)
     Payable to included in accounts payable -
          Midway Supply Ltd.                               42,532           15,698
          Purnel Distributors Ltd.                            907            2,288

     These balances are payable on demand and have arisen from the sale of product and provision of services referred to above.

     See also Notes 2 and 4.

                                                                     Exhibit "D"
                                                                       Continued
                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

7.   INCOME TAXES:

     At March 31, 1998, the company has a loss of $328,374 for tax purposes which may be available to reduce future years' taxable income. The benefits of this loss carried forward have not been booked in the accounts. The losses expire as follows:

                    2002                                 $121,383
                    2003                                  100,887
                    2004                                   50,002
                    2005                                   56,102
                                                         --------
                                                         $328,374
                                                         ========

8.   FUTURE OPERATIONS:

     The continued operations of the company is dependent on the company achieving profitable operations or receiving additional funding from shareholders or others to satisfy all of its liabilities as they become due.

                                                                    Schedule "1"


                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                  CAPITAL ASSETS AND ACCUMULATED AMORTIZATION
                       FOR THE YEAR ENDED MARCH 31, 1998

                                            ACCUMULATED     NET BOOK    CURRENT
                                    COST    AMORTIZATION      VALUE    PROVISION
                                  -------   ------------    --------   ---------
COMPUTER HARDWARE

Balance, March 31, 1997           $43,726     $22,678       $21,048
Current provision                       -       6,314        (6,314)    $ 6,314
                                  -------     -------       -------     -------
Balance, March 31, 1998            43,726      28,992        14,734       6,314
                                  -------     -------       -------     -------
COMPUTER SOFTWARE

Balance, March 31, 1997               227         113           114
Current provision                       -         114          (114)        114
                                  -------     -------       -------     -------
Balance, March 31, 1998               227         227             -         114
                                  -------     -------       -------     -------
OFFICE EQUIPMENT

Balance, March 31, 1997             8,775       3,433         5,342
Current provision                       -       1,068        (1,068)      1,068
                                  -------     -------       -------     -------
Balance, March 31, 1998             8,775       4,501         4,274       1,068
                                  -------     -------       -------     -------
WAREHOUSE EQUIPMENT

Balance, March 31, 1997             8,008       3,142         4,866
Current provision                       -         973          (973)        973
                                  -------     -------       -------     -------
Balance, March 31, 1998             8,008       4,115         3,893         973
                                  -------     -------       -------     -------
LEASEHOLD IMPROVEMENTS

Balance, March 31, 1997            21,283      12,783         8,500
Current provision                       -       4,250        (4,250)      4,250
                                  -------     -------       -------     -------
Balance, March 31, 1998            21,283      17,033         4,250       4,250
                                  -------     -------       -------     -------
TOTALS, TO EXHIBIT "A"            $82,019     $54,868       $27,151     $12,719
                                  =======     =======       =======     =======

- See accompanying notes -

                       MIDWAY PURNEL SANITARY SUPPLY LTD.

                                  Kelowna, BC

                              FINANCIAL STATEMENTS

                       For the Period Ended June 30, 1998












      LOGO (Cinnamon Jang Willoughby & Company)
                                    A Partnership of Incorporated Professionals

                       MIDWAY PURNEL SANITARY SUPPLY LTD.

                         INDEX TO FINANCIAL STATEMENTS







REVIEW ENGAGEMENT REPORT

Balance Sheet                                                       Exhibit  "A"

Statement of Loss and Deficit                                       Exhibit  "B"

Statement of Changes in Financial Position                          Exhibit  "C"

Notes to Financial Statements                                       Exhibit  "D"

Capital Assets and Accumulated Amortization                         Schedule "I"




                        --------------------------------

(HLB LOGO) CINNAMON JANG WILLOUGHBY & COMPANY

Chartered Accountants
A Partnership of Incorporated Professionals


                            REVIEW ENGAGEMENT REPORT

To The Directors of MIDWAY PURNEL SANITARY SUPPLY LTD.:

  We have reviewed the balance sheet of Midway Purnel Sanitary Supply Ltd.
as at June 30, 1998 and the statements of loss and deficit and changes in financial position for the period then ended. Our review was made in accordance with generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the company.

  A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

  Based on our review, nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles.


                                         Cinnamon Jang Willoughby & Company
                                                Chartered Accountants

Burnaby, BC
July 31, 1998

                                                                     Exhibit "A"

                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                                 BALANCE SHEET
                                  (UNAUDITED)
                                 JUNE 30, 1998

                                                       June 30,       March 31
                                                         1998           1998
                                                                      (audited)
                                                    ------------     -----------
ASSETS
Current:
  Accounts receivable                                $   75,139      $   67,834
  Inventory                                              89,138          88,233
  Prepaid expenses                                        3,737           4,598
                                                     ----------      ----------
                                                        168,014         160,665
Due from related company                                   --             5,356
Capital, per Schedule "1"                                24,575          27,151
                                                     ----------      ----------
                                                     $  192,589      $  193,172
                                                     ==========      ==========

LIABILITIES
Current:
  Bank indebtedness (Note 2)                         $   75,367      $   93,599
  Accounts payable and accrued liabilities              120,803          92,098
  Wages payable                                           1,329            --
  Current portion of term loan                           15,000          15,000
  Unearned revenue                                        1,082            --
                                                     ----------      ----------
                                                        213,581         200,697
                                                     ----------      ----------
Long-term:
  Loans payable (Note 3)                                294,186         294,186
  Term loan (Note 4)                                     28,750          32,500
                                                     ----------      ----------
                                                        322,936         326,686
                                                     ----------      ----------
                                                        536,517         527,383
                                                     ----------      ----------
SHAREHOLDERS' DEFICIENCY
Share Capital:
  Authorized --
      1,000 Class "A" voting common shares with
                      a par value of $1 each
     49,000 Class "B" non-voting common shares
                      without par value
    100,000 Class "C" non-voting preferred shares
                      without par value
  Issued and Fully Paid --
          2 Class "A" voting common shares                    2               2
Deficit, per Exhibit "B"                                343,930         334,213
                                                     ----------      ----------
                                                       (343,928)       (334,211)
Commitment (Note 7)
Future Operations (Note 8)
                                                     ----------      ----------
                                                      $ 192,589       $ 193,172
                                                     ==========      ==========

Approved by the Directors:

___________________________________

___________________________________

- See accompanying notes -

                                                                     Exhibit "B"

                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                         STATEMENT OF LOSS AND DEFICIT
                                  (UNAUDITED)
                       FOR THE PERIOD ENDED JUNE 30, 1998

                                                        Period          Year
                                                         Ended          Ended
                                                        June 30,      March 31,
                                                          1998          1998
                                                                      (audited)
                                                      -----------    -----------


Sales                                                 $   174,822    $   684,391
                                                      -----------    -----------
Cost of Sales:
  Inventory, beginning                                     88,233         78,962
  Purchases                                               128,555        540,679
                                                      -----------    -----------
                                                          216,788        619,641
  Less: Inventory, ending                                  89,138         88,233
                                                      -----------    -----------
                                                          127,650        531,408
                                                      -----------    -----------
Gross Income                                               47,172        152,983
                                                      -----------    -----------
Expenses:
  Advertising (recovery)                                     (150)         1,985
  Amortization                                              2,576         12,719
  Automotive                                                2,737         17,839
  Bad debts                                                 7,403             90
  Bank charges and interest                                 2,598          6,799
  Insurance and licences                                      182            988
  Office and miscellaneous                                  3,274         12,150
  Professional fees                                         7,594          8,381
  Promotion, travel and seminars                              492          1,653
  Rent                                                      6,595         25,513
  Salaries and commissions                                 23,373        116,635
  Telephone                                                 2,749          9,090
  Utilities                                                   507          1,965
  Warehouse supplies                                           48             86
                                                      -----------    -----------
                                                           59,978        215,893
                                                      -----------    -----------
Loss before other item                                     12,806         62,910

Other item:
  Miscellaneous income                                      3,089          6,514
                                                      -----------    -----------
Net Loss                                                    9,717         56,396
Deficit, beginning                                        334,213        277,817
                                                      -----------    -----------
Deficit, ending, to Exhibit "A"                       $   343,930    $   334,213
                                                      ===========    ===========

- See accompanying notes -

                                                                     Exhibit "C"

                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                   STATEMENT OF CHANGES IN FINANCIAL POSITION
                                  (UNAUDITED)
                       FOR THE PERIOD ENDED JUNE 30, 1998

                                                      Period Ended    Year Ended
                                                        June 30,       March 31,
                                                          1998           1998
                                                                      (audited)
                                                       ----------     ----------
Operating Activities:
  Cash from Operations -
    Net Loss, per Exhibit "B"                         $  (9,717)      $ (56,396)
    Charge to income not involving cash -
      Amortization                                        2,576          12,719
                                                      ----------      ----------
                                                         (7,141)        (43,677)

  Net change in non-cash working capital balances -
    (Increase) Decrease in accounts receivable           (7,305)          1,416
    (Increase) Decrease in inventory                       (905)         (9,271)
    (Increase) Decrease in prepaid expenses                 861             (48)
    Increase (Decrease) in accounts payable
     and accrued liabilities                             28,705          58,225
    Increase (Decrease) in wages payable                  1,329            (202)
    Increase (Decrease) in unearned revenue               1,082              --
                                                     -----------     -----------
                                                         16,626           6,443
                                                     -----------     -----------
Financing Activities:
  Proceeds from term loan                                    --          25,000
  Repayment of bank loan                                 (3,750)        (15,000)
                                                     -----------     -----------
                                                         (3,750)         10,000
                                                     -----------     -----------
Investing Activities:
  Acquisition of capital assets                              --              --
  Due from related companies                              5,356            (682)
                                                      ----------      ----------
                                                          5,356            (682)
                                                      ----------      ----------
Change in Cash and Equivalents                           18,232          15,761
Cash and Equivalents, beginning                         (93,599)       (109,360)
                                                      ----------      ----------
Cash and Equivalents, ending                          $ (75,367)      $ (93,599)
                                                      ==========      ==========

Represented by:
  Cheques issued in excess of funds on deposit        $ (25,367)      $ (43,599)
  Demand loan                                           (50,000)        (50,000)
                                                      ----------      ----------
                                                      $ (75,367)      $ (93,599)
                                                      ==========      ==========


- See accompanying notes -

                                                                     Exhibit "D"
                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

1.  ACCOUNTING POLICIES:

    a)  Inventory -

        Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

    b)  Capital Assets -

        Capital assets are recorded at cost. Amortization is provided on the declining balance basis at the following annual rates:

                         Computer hardware             30%
                         Computer software            100%
                         Office equipment              20%
                         Warehouse equipment           20%

        For the period of acquisition, the rate used is one-half of that shown above.

    c)  Translation of Foreign Currency -

        Inventory, sales and purchases at the exchange rates prevailing on the transaction date of the bank; and

        Current liabilities at the exchange rate prevailing at the end of the period.

    d)  Fair Values of Financial Instruments -

        Unless otherwise noted, accounts receivable, bank indebtedness, accounts payable and accrued liabilities, wages payable, loans payable and term loan are stated at amounts that approximate their book value.

    e)  Use of Estimates -

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the company may undertake in the future, actual results may differ from the estimates.

                                                                     Exhibit "D"
                                                                       Continued

                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

2.   BANK INDEBTEDNESS:                                   June 30,      March 31,
                                                            1998          1998
                                                                        (audited)
                                                          --------      ---------
     Cheques issued in excess of funds on deposit          $25,367       $43,599
     Demand loan                                            50,000        50,000
                                                          --------      ---------
                                                           $75,367       $93,599
                                                          ========      =========

     The demand loan bears interest at the prime rate plus 1.25% per annum and is secured by a general assignment of book debts, general security agreement, Section 427 over inventory, assignment of fire insurance and personal guarantees of shareholders.

3.   LOANS PAYABLE:

     The loans payable due to related parties, Midway Supply Ltd., Purnel
     Distributors Ltd. and John Kazakoff are non-interest bearing and without specific terms of repayment. As repayments are not expected to be made during the next fiscal period, this amount has been classified as long-term in the financial statements.

                                                          June 30,      March 31,
                                                            1998          1998
                                                                        (audited)
                                                          --------      ---------
     Midway Supply Ltd.                                   $147,094      $147,094
     Purnel Distributors Ltd.                               88,750        88,750
     John Kazakoff                                          58,342        58,342
                                                          --------      ---------
                                                          $294,186      $294,186
                                                          ========      =========

4.   TERM LOAN:                                           June 30,      March 31,
                                                            1998          1998
                                                                        (audited)
                                                          --------      ---------
     Bank of Nova Scotia - Loan payable in monthly
     payments of $1,250 plus interest at the prime
     rate plus 1.5% per annum until May 31, 2001.
     Secured by chattel mortgage over equipment and
     the personal guarantees of the shareholders           $43,750       $47,500

     Less: Current portion                                  15,000        15,000
                                                          --------      --------
                                                           $28,750       $32,500
                                                          ========      ========

     Future principal payments are as follows:

                         1999                              $15,000
                         2000                               13,750
                                                          --------
                                                           $28,750
                                                          ========

                                                                    Exhibit "D"
                                                                      Continued
                      MIDWAY PURNEL SANITARY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)
                                 JUNE 30, 1998

5.   RELATED PARTY TRANSACTIONS:

     Midway Purnel Sanitary Supply Ltd. is related to Midway Supply Ltd., Purnel Distributors Ltd., Midway Purnel Sanitary Supply (PG) Ltd. and 466926 B.C. Ltd. by virtue of common ownership. The following summarizes the company's related party transactions for the period:


                                                          June 30,        March 31,
                                                            1998            1998
                                                                          (audited)
                                                          -------         --------
     Transactions during the period:
          Sales to -
              Midway Supply Ltd.                          $ 1,205         $  4,220
              Purnel Distributors Ltd.                        344            5,216
              Midway Purnel Sanitary Supply (PG) Ltd.          --              165
          Purchases from -
              Midway Supply Ltd.                           79,807          267,214
              Purnel Distributors Ltd.                     22,476           55,000
              Midway Purnel Sanitary Supply (PG) Ltd.          --               20
              Rent paid to 466926 B.C. Ltd.                 6,595           25,513

     These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

     At the end of the period, the amounts due to (from) related parties are as follows:


     Receivable from included in accounts receivable -
          Midway Supply Ltd.                              $    --          $   (23)
          Purnel Distributors Ltd.                             --             (253)
     Payable to included in accounts payable -
          Midway Supply Ltd.                               94,946           42,532
          Purnel Distributors Ltd.                         22,619              907

     These balances are payable on demand and have arisen from the sale of product and provision of services referred to above.

     See also Notes 3.

                                                                     Exhibit "D"
                                                                     Continued
                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

6.   INCOME TAXES:

     At June 30, 1998, the company has a loss of $338,119 for tax purposes which may be available to reduce future years' taxable income. The benefits of this loss carried forward have not been booked in the accounts. The losses expire as follows:


               2001                               $121,383
               2002                                100,887
               2003                                 50,002
               2004                                 56,102
               2005                                  9,745
                                                  --------
                                                  $338,119
                                                  ========


7.   COMMITMENT:

     The company has been assigned the lease on its premises, which expires on January 31, 1999. Under the terms of the lease, the company is committed to make monthly rental payments of $1,997 plus common area costs. The common area costs have not been determined as of the current date.

8.   FUTURE OPERATIONS:

     The continued operations of the company is dependent on the company achieving profitable operations or receiving additional funding from shareholders or others to satisfy all of its liabilities as they become due.

                                                                    Schedule "1"


                       MIDWAY PURNEL SANITARY SUPPLY LTD.
                  CAPITAL ASSETS AND ACCUMULATED AMORTIZATION
                                  (UNAUDITED)
                       FOR THE PERIOD ENDED JUNE 30, 1998


                                             ACCUMULATED    NET BOOK    CURRENT
                                    COST    AMORTIZATION      VALUE    PROVISION
                                  -------   ------------    --------   ---------
COMPUTER HARDWARE

Balance, March 31, 1998           $43,726     $28,992       $14,734
Current provision                      --       1,105        (1,105)    $ 1,105
                                  -------     -------       -------     -------
Balance, June 30, 1998             43,726      30,097        13,629       1,105
                                  -------     -------       -------     -------
COMPUTER SOFTWARE

Balance, March 31 and
June 30, 1998                         227         227            --         --
                                  -------     -------       -------     -------
OFFICE EQUIPMENT

Balance, March 31, 1998             8,775       4,501         4,274
Current provision                      --         214          (214)        214
                                  -------     -------       -------     -------
Balance, June 30, 1998              8,775       4,715         4,060         214
                                  -------     -------       -------     -------
WAREHOUSE EQUIPMENT

Balance, March 31, 1998             8,008       4,115         3,893
Current provision                      --         195          (195)        195
                                  -------     -------       -------     -------
Balance, June 30, 1998              8,008       4,310         3,698         195
                                  -------     -------       -------     -------
LEASEHOLD IMPROVEMENTS

Balance, March 31, 1998            21,283      17,033         4,250
Current provision                      --       1,062        (1,062)      1,062
                                  -------     -------       -------     -------
Balance, June 30, 1998             21,283      18,095         3,188       1,062
                                  -------     -------       -------     -------
TOTALS, to Exhibit "A"            $82,019     $57,444       $24,575     $ 2,576
                                  =======     =======       =======     =======

- See accompanying notes -

                                430639 B.C. LTD.

                                 Abbotsford, BC

                       CONSOLIDATED FINANCIAL STATEMENTS

                    For the Nine Months Ended June 30, 1998












      LOGO (Cinnamon Jang Willoughby & Company)
                                    A Partnership of Incorporated Professionals

                                430639 B.C. LTD.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS







AUDITORS' REPORT

Consolidated Balance Sheet                                           Exhibit "A"

Consolidated Statement of Income and Retained Earnings               Exhibit "B"

Consolidated Statement of Changes in Financial Position              Exhibit "C"

Notes to Consolidated Financial Statements                           Exhibit "D"

Capital Assets and Accumulated Amortization                          Schedule "1"



                        --------------------------------

LOGO Cinnamon Jang Willoughby & Company

Chartered Accountants
A Partnership of Incorporated Professionals


                                       AUDITORS' REPORT

To The Shareholders of 430639 B.C. LTD.:

  We have audited the consolidated balance sheet of 430639 B.C. Ltd. as at June 30, 1998 and the consolidated statements of income and retained earnings and changes in financial position for the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

  In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at June 30, 1998 and the results of its operations and the changes in its financial position for the period then ended in accordance with generally accepted accounting principles. As required by the Company Act of British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.

  The 1997 financial statements of Fraser Valley Industrial Chemicals Inc. were reviewed by us and our report thereon, dated December 22, 1997 stated that nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles. We have not examined, and we do not express an opinion on, the financial statements of the preceding year.

  The 1997 financial statements of 430639 B.C. Ltd. were compiled by us and our report thereon was dated December 17, 1997. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information of the preceding year.


                                        Cinnamon Jang Willoughby & Company
                                              Chartered Accountants

Burnaby, BC
July 25, 1998

                                                                     Exhibit "A"

                               430639 B.C. LTD.
                          CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998

                                                                June 30,   September 30,
                                                                  1998         1997
                                                                           (unaudited)
                                                             ------------   -----------
ASSETS
Current:
  Cash                                                         $116,764      $ 61,114
  Marketable securities                                           --          152,519
  Accounts receivable                                            56,112        68,863
  Income taxes recoverable                                        3,221         1,602
  Inventory                                                      83,278        97,823
  Prepaid expenses                                                3,982          --
                                                               --------      --------
                                                                263,357       381,921
Capital, per Schedule "1"                                         7,655         9,869
                                                               --------      --------
                                                               $271,012      $391,790
                                                               ========      ========

LIABILITIES
Current:
  Accounts payable                                             $ 29,023      $ 21,257
  Wages payable                                                     961          --
                                                               --------      --------
                                                                 29,984        21,257
Loan payable (Note 2)                                            24,190        24,190
                                                               --------      --------
                                                                 54,174        45,447
                                                               --------      --------
SHAREHOLDERS' EQUITY
Share Capital:
  Authorized --
     10,000 Class "A" voting common shares without par value
     90,000 Class "B" non-voting common shares
            without par value
  Issued and Fully Paid --
        240 Class "A" shares at $1 each                             240           240
Retained Earnings, per Exhibit "B"                              216,598       346,103
                                                               --------      --------
                                                                216,838       346,343
Commitments (Note 4)
Subsequent Event (Note 6)
                                                               --------      --------
                                                               $271,012      $391,790
                                                               ========      ========

Approved by the Directors:

___________________________________

___________________________________

- See accompanying notes -

                                                                     Exhibit "B"

                                430639 B.C. LTD.
             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS
                    FOR THE NINE MONTHS ENDED JUNE 30, 1998

                                                    Nine Months     Year Ended
                                                       Ended       September 30,
                                                      June 30,         1997
                                                        1998        (unaudited)
                                                    -----------    -------------

Sales                                                 $ 354,213        $ 474,606
Cost of sales                                           175,900          242,183
                                                      ---------        ---------
Gross income                                            178,313          232,423
                                                      ---------        ---------
Expenses:
  Accounting and legal                                   10,536            2,868
  Administration fees                                     4,590            6,000
  Advertising and promotion                               1,187              827
  Amortization                                            2,489            3,817
  Automobile                                              8,958            3,668
  Bad debts                                                 268               --
  Bank charges and interest                                  74              207
  Consulting fees                                           855            5,090
  Equipment rental                                          416              238
  Insurance                                               6,277            7,476
  Office and miscellaneous                                   72            1,296
  Rent                                                    4,050            5,400
  Repairs                                                 2,285            1,337
  Telephone                                                 810            1,109
  Wages and benefits                                     43,024           50,127
  Warehouse                                               5,311            3,042
                                                      ---------        ---------
                                                         91,202           92,502
                                                      ---------        ---------
Income before other items                                87,111          139,921
                                                      ---------        ---------
Other items:
  Interest income                                         4,535            5,286
  Loss on disposal of capital asset                         524               --
                                                      ---------        ---------
                                                          4,011            5,286
                                                      ---------        ---------
Income before income taxes                               91,122          145,207
Income taxes                                             21,836           34,020
                                                      ---------        ---------
Net Income                                               69,286          111,187
Retained Earnings, beginning                            346,103          333,024
Dividends                                               200,000          100,000
Refundable dividend tax                                     475              422
Recovery of refundable dividend tax                       1,684            2,314
                                                      ---------        ---------
Retained Earnings, ending, to Exhibit "A"             $ 216,598        $ 346,103
                                                      =========        =========

- See accompanying notes -

                                                                     Exhibit "C"

                                430639 B.C. LTD.
            CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION
                    FOR THE NINE MONTHS ENDED JUNE 30, 1998

                                                      Nine Months    Year Ended
                                                        Ended       September 30,
                                                       June 30,         1997
                                                         1998        (unaudited)
                                                      ----------    -------------
Operating Activities:
  Cash from Operations -
    Net Income, per Exhibit "B"                       $  69,286     $  111,187
    Charges to income not involving cash -
      Amortization                                        2,489          3,817
      Loss on disposal of capital assets                    524             --
                                                      ----------     ----------
                                                         72,299        115,004

  Net change in non-cash working capital balances -
    (Increase) Decrease in marketable securities        152,519        (52,519)
    (Increase) Decrease in accounts receivable           12,751          3,094
    (Increase) Decrease in income taxes recoverable      (1,619)        (1,602)
    (Increase) Decrease in inventory                     14,545        (10,161)
    (Increase) Decrease in prepaid expenses              (3,982)            --
    Increase (Decrease) in accounts payable               7,766            270
    Increase (Decrease) in wages payable                    961             --
    Increase (Decrease) in income taxes payable              --         (5,226)
                                                     -----------    -----------
                                                        255,240         48,860
                                                     -----------    -----------
Investing Activity:
   Acquisition of capital assets                           (799)        (1,241)
                                                     -----------    -----------

Shareholder's Distributions:
  Dividends                                            (200,000)      (100,000)
  Refundable dividend tax                                  (475)          (422)
  Recovery of refundable dividend tax                     1,684          2,314
                                                      ----------     ----------
                                                       (198,791)       (98,108)
                                                      ----------     ----------
Change in Cash                                           55,650        (50,489)
Cash, beginning                                          61,114        111,603
                                                      ----------     ----------
Cash, ending                                          $ 116,764      $  61,114
                                                      ==========     ==========


- See accompanying notes -

                                                                     Exhibit "D"
                                430639 B.C. LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1998

1.   ACCOUNTING POLICIES:

     a)   Consolidation -

          The Company follows the purchase method to consolidate its accounts. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Fraser Valley Industrial Chemicals Inc.

     b)   Inventory -

          Inventory is recorded at the lower of cost and net realizable value. Cost is determined from the last invoice cost.

     c)   Capital Assets -

          Capital assets are recorded at cost. Amortization is provided on the declining balance basis at the following annual rates:

                    Computer Equipment                      30%
                    Equipment                               20%
                    Warehouse Equipment                     20%

          For the period of acquisition, the rate used is one-half of that shown above.

          Leasehold improvements are amortized on a straight-line basis over five years.

     d)   Translation of Foreign Currencies -

          Amounts in foreign currencies are translated into Canadian Dollars as follows:

          i) Current assets and liabilities at the exchange rates prevailing at the end of the period;

          ii) Operating income and expenses at the average exchange rate for the period.

     e)   Fair Values of Financial Instruments -

          Unless otherwise noted, cash, accounts receivable, income taxes recoverable, accounts payable, wages payable and loan payable are stated at amounts that approximate their book value.

     f)   Use of Estimates -

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the company may undertake in the future, actual results may differ from the estimates.

2.   LOAN PAYABLE:

     The loan payable to Midway Supply Ltd. (which is controlled by a relative of the shareholders of the Company and is, therefore, a related party) is non-interest bearing and without specific terms of repayment.

                                                                     Exhibit "D"
                                                                     Continued

                                430639 B.C. LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1998

3.   RELATED PARTY TRANSACTIONS:

     The Company is related to Midway Supply Ltd. which is controlled by a relative of the shareholders of the company.

     The following summarizes the company's related party transactions for the period:

                                                   June 30,        September 30,
                                                    1998               1997
                                                                    (unaudited)
                                                -------------      -------------

     Transactions during the period --
       Sales to Midway Supply Ltd.                 $  345,867          $ 460,915
       Purchases from Midway Supply Ltd.               10,933              1,109

     These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

     At the end of the year, the amounts due to (from) related entities are as follows:

     Balances at period-end -
       Due from Midway Supply Ltd. included
         in accounts receivable                     $  52,694          $  56,552
       Due to Midway Supply Ltd. included
         in accounts payable                              531                 88

     These balances are payable on demand and have arisen from the sales of product and purchases referred to above.

     See also Note 2.

4.   COMMITMENTS:

     The Company has entered into an agreement to lease an automobile which expires between June 30, 1999 and June 30, 2000. The minimum annual lease payments under this agreement are as follows:

                          1999                     $ 9,852
                          2000                       6,568
                                                   -------
                                                   $16,420
                                                   =======

5.   ECONOMIC DEPENDENCE:

     The Company is economically dependent on Midway Supply Ltd., which is controlled by a relative of the shareholders of the Company.

6.   SUBSEQUENT EVENT:

     Effective June 30, 1998, the Company amalgamated with its subsidiary, Fraser Valley Industrial Chemicals Ltd. The amalgamated entity commenced operations on July 1, 1998 under the name Fraser Valley Industrial Chemicals Inc.

                                                                    Schedule "1"

                                430639 B.C. LTD.
                  CAPITAL ASSETS AND ACCUMULATED AMORTIZATION
                       FOR THE NINE MONTHS ENDED JUNE 30, 1998

                                             ACCUMULATED    NET BOOK    CURRENT
                                    COST    AMORTIZATION      VALUE    PROVISION
                                  -------   ------------    --------   ---------
COMPUTER EQUIPMENT

Balance, September 30, 1997        $ 3,063     $ 1,787       $ 1,276
Current provision                       -         287          (287)    $   287
                                  -------     -------       -------     -------
Balance, June 30, 1998              3,063       2,074           989         287
                                  -------     -------       -------     -------
EQUIPMENT

Balance, September 30, 1997         4,118       2,600         1,518
Current provision                       -         228          (228)        228
                                  -------     -------       -------     -------
Balance, June 30, 1998              4,118       2,828         1,290         228
                                  -------     -------       -------     -------
LEASEHOLD IMPROVEMENTS

Balance, September 30, 1997         7,294       6,564           730
Current provision                       -         730          (730)        730
                                  -------     -------       -------     -------
Balance, June 30, 1998              7,294       7,294             -         730
                                  -------     -------       -------     -------
WAREHOUSE

Balance, September 30, 1997        13,951       7,606         6,345
Additions                             799           -           799
Disposals                            (909)       (385)         (524)
                                  -------     -------       -------     -------
                                   13,841       7,221         6,620
Current provision                       -       1,244        (1,244)      1,244
                                  -------     -------       -------     -------
Balance, June 30, 1998             13,841       8,465         5,376       1,244
                                  -------     -------       -------     -------
TOTALS, to Exhibit "A"            $28,316     $20,661       $ 7,655     $ 2,489
                                  =======     =======       =======     =======

                            PURNEL DISTRIBUTORS LTD.


                              FINANCIAL STATEMENTS

                               FEBRUARY 28, 1998

LOGO YULE & ASSOCIATES*                            Geoff W. Yule, CA, Partner
CHARTERED ACCOUNTANTS                              Doug Johnstone, CA, Partner
*Incorporated as Geoff Yule & Associates Inc.      Katarina Yule, CA
                                                   Pam Gerrand, CA


August 17, 1998


AUDITORS' REPORT

To the Shareholder of
Purnel Distributors Ltd.

  We have audited the balance sheet of Purnel Distributors Ltd. as at February 28, 1998, and the statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

  In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at February 28, 1998 and the results of operations and changes in financial position of the Company for the year then ended, in accordance with generally accepted accounting principles.

                                              Yule & Associates
                                            Chartered Accountants

PURNEL DISTRIBUTORS LTD.
BALANCE SHEET

                                                            February 28,
                                                     --------------------------
                                                       1998             1997
                                                                      (Note 10)
ASSETS
Current Assets
  Cash                                              $    6,599        $    2,562
  Accounts receivable                                  254,312           219,030
  Inventory                                            234,055           234,511
                                                    ----------        ----------
                                                       494,966           456,103

Capital Assets (Note 2)                                167,855            77,016

Loans to Related Companies (Note 3)                    108,750            87,500
                                                    ----------        ----------
                                                    $  771,571        $  620,619
                                                    ==========        ==========
LIABILITIES:

Current Liabilities
  Cheques issued in excess
    of funds on deposit (Note 4)                    $   91,340        $   76,430
  Accounts payable                                      89,286           103,797
  Bonuses payable                                       90,000            90,000
  Income taxes payable                                   2,119             2,198
  Current portion of long-term debt (Note 5)            37,580            60,298
                                                    ----------        ----------
                                                       310,325           332,723

Deferred Income Taxes                                    6,500                 -

Long-Term Debt (Note 5)                                141,769            16,111

Shareholder Loans (Note 7)                                 510                69
                                                    ----------        ----------
                                                       459,104           348,903
                                                    ----------        ----------
SHAREHOLDERS' EQUITY

Share Capital (Note 9)                                     165               165

Retained Earnings                                      312,302           271,551
                                                    ----------        ----------
                                                       312,467           271,716
                                                    ----------        ----------
                                                    $  771,571        $  620,619
                                                    ==========        ==========

Approved by the Director:


------------------------ Director

PURNEL DISTRIBUTORS LTD.

STATEMENT RETAINED EARNINGS

                                                           For the Year Ended
                                                              February 28,
                                                         ---------------------
                                                           1998          1997
                                                                      (Note 10)
                                                         --------     --------
RETAINED EARNINGS, BEGINNING OF YEAR                     $271,551     $247,106

NET INCOME                                                 54,751       41,445

DIVIDENDS PAID                                             14,000       17,000
                                                         --------     --------
RETAINED EARNINGS, END OF YEAR                           $312,302     $271,551
                                                         ========     ========


PURNEL DISTRIBUTORS LTD.

STATEMENT OF INCOME

                                                         For the year ended
                                                             February 28,
                                                       -----------------------
                                                           1998        1997
                                                                     (Note 10)
                                                       ----------   ----------
SALES                                                  $2,279,534   $2,146,199

COST OF SALES                                           1,493,572    1,424,979
                                                       ----------   ----------
GROSS PROFIT                                              785,962      721,220

OTHER INCOME                                                9,762        3,535
                                                       ----------   ----------
                                                          795,724      724,755
                                                       ----------   ----------
EXPENSES
     Advertising                                           11,321       11,880
     Amortization                                          45,418       32,623
     Bad debts                                              2,898          863
     Bank charges and interest                              6,920        4,553
     Insurance                                             12,546       11,454
     Interest on long-term debt                            10,085        9,384
     Legal and accounting                                   9,143        3,833
     Office and miscellaneous                              24,252       27,338
     Repairs and maintenance                                4,661        4,322
     Telephone and utilities                               27,774       21,548
     Travel and automotive                                 78,749       72,678
     Wages and employee benefits                          473,746      434,393
     Warehouse rent (Note 8)                               35,292       35,407
                                                       ----------   ----------
                                                          742,805      670,276
                                                       ----------   ----------
INCOME BEFORE GAIN ON SALE OF CAPITAL
     ASSETS AND INCOME TAXES                               52,919       54,479
GAIN ON SALE OF CAPITAL ASSETS                             22,470         --
                                                       ----------   ----------
INCOME BEFORE INCOME TAXES                                 75,389       54,479
                                                       ----------   ----------
INCOME TAXES
     - deferred                                             6,500         --
     - current                                             14,138       13,034
                                                       ----------   ----------
                                                           20,638       13,034
                                                       ----------   ----------
NET INCOME                                             $   54,751   $   41,445
                                                       ==========   ==========

PURNEL DISTRIBUTORS LTD.


STATEMENT OF CHANGES IN FINANCIAL POSITION

                                                        For the year ended
                                                           February 28,
                                                     -------------------------
                                                         1998          1997
                                                                     (Note 10)
                                                     -----------    ----------
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
  Operations
    Net income                                        $  54,751      $  41,445
    Items not affecting cash
      Amortization                                       45,418         32,623
      Gain on sale of capital assets                    (22,470)         --
                                                      ----------     ----------
                                                         77,699         74,068
                                                      ----------     ----------
  Changes in non-cash working capital
    Accounts receivable                                 (35,282)       (19,856)
    Inventory                                               456         42,916
    Accounts payable                                    (14,511)        (9,527)
    Income taxes                                            (79)        (1,436)
    Deferred income taxes                                 6,500          --
                                                      ----------     ----------
                                                        (42,916)        12,097
                                                      ----------     ----------
                                                         34,783         86,165
                                                      ----------     ----------
CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES
  Issuance of long-term debt                            206,866          --
  Repayment of long-term debt                          (103,926)       (33,561)
  Advances to (from) shareholders                           441         (1,331)
  Dividends                                             (14,000)       (17,000)
                                                      ----------     ----------
                                                         89,381        (51,892)
                                                      ----------     ----------
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES
  Purchase of capital assets                           (147,287)       (20,322)
  Proceeds from disposal of capital assets               33,500          --
  Loans to related Companies                            (21,250)       (45,000)
  Repayment of share capital                              --               (10)
  Issuance of share capital                               --               165
                                                      ----------     ----------
                                                       (135,037)       (65,167)
                                                      ----------     ----------
DECREASE IN CASH                                        (10,873)       (30,894)
BANK INDEBTEDNESS, BEGINNING OF YEAR                    (73,868)       (42,974)
                                                      ----------     ----------
BANK INDEBTEDNESS, END OF YEAR                        $ (84,741)     $ (73,868)
                                                      ==========     ==========

REPRESENTED BY:
  Cash                                                $   6,599      $   2,562
  Cheques issued in excess of funds on deposit          (91,340)       (76,430)
                                                      ----------     ----------
                                                      $ (84,741)     $ (73,868)
                                                      ==========     ==========


PURNEL DISTRIBUTORS LTD.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVENTORY

     Inventory is stated at the lower of cost and net realizable value.

     CAPITAL ASSETS

     Capital assets are stated at cost. Amortization is calculated on the declining balance basis at the following annual rates:

          Store and office equipment                        20%
          Automotive equipment                              30%
          Computer                                          30%
          Software                                         100%

     Leasehold improvements are amortized on a straight-line basis over a period of five years.

     The provision for amortization is reduced by one-half in the year of acquisition.

     RELATED COMPANIES

     Shareholders of the Company have the following investments in other
     Companies:

          Midway Purnel Sanitary Supply Ltd.              50.0%
          Midway Purnel Sanitary Supply (PG) Ltd.         42.5%
          537394 B.C. Ltd.                               100.0%

2.   CAPITAL ASSETS

                                                 Accumulated                   1997
                                    Cost        Amortization      1998      (Note 10)
                                 --------       ------------    --------     --------

     Store and office equipment  $ 29,866        $ 26,056       $  3,810      $ 4,763
     Automotive equipment         184,948          53,218        131,730       45,995
     Computer                      75,414          46,350         29,064       23,786
     Software                      33,150          29,899          3,251        1,453
     Leasehold improvements        24,444          24,444          --           1,019
                                 --------        --------       --------      -------
                                 $347,822        $179,967       $167,855      $77,016
                                 ========        ========       ========      =======

PURNEL DISTRIBUTORS LTD.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998

3.  LOANS TO RELATED COMPANIES                              1998              1997
                                                                            (Note 10)
                                                          --------          ---------
    Loan to Midway Purnel Sanitary Supply (PG) Ltd.
      bearing interest at 4% per annum and without
      specified terms of repayment                        $ 20,000          $ 20,000

    Loan to Midway Purnel Sanitary Supply Ltd.
      without specified terms of repayment                  88,750            67,500
                                                          --------          --------
                                                          $108,750          $ 87,500
                                                          ========          ========

4.  BANK OVERDRAFT

    The bank overdraft bears interest at the Bank prime plus 1/4 and is secured by accounts receivable and a personal guarantee of a shareholder.

5.  LONG-TERM DEBT                                          1998             1997
                                                                           (Note 10)
                                                          --------         ---------
    Bank of Montreal, demand loan secured by a
      shareholder's personal guarantee. Monthly
      payments of $1,068 including interest
      at 10.25%                                           $      -          $ 41,182

    Bank of Montreal, demand loan secured by
      automotive equipment. Monthly payments of
      $1,101 including interest at 10.25%                        -            21,650


    Bank of Montreal, demand loan secured by
      automotive equipment. Monthly payments of
      $718 including interest at 10.75%                          -            13,577


    Bank of Montreal, demand loan secured by a
      general security agreement over the assets of
      the Company and personal guarantees of a
      shareholder, monthly payments of $4,000
      including interest at Bank prime plus 1.5%           179,349                 -
                                                          --------          --------
                                                           179,349            76,409

    Less: current portion of long-term debt                 37,580            60,298
                                                          --------          --------
                                                          $141,769          $ 16,111
                                                          ========          ========

PURNEL DISTRIBUTORS LTD.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998


6.   FINANCIAL INSTRUMENTS

     CURRENT ASSETS & LIABILITIES

     The carrying values reported in the balance sheet for cash, accounts receivable, and current liabilities are reasonable estimates of fair values.

     CREDIT RISK

     Credit risk arises from the potential that a counterparty will fail to perform its obligations. The Company performs ongoing credit evaluations of its customers' financial conditions and limits the amount of credit extended when deemed necessary.

     LONG TERM DEBT

     The interest rates applicable to long term debt were generally equivalent to the interest rates that would have applied had the Company incurred such debt as at February 28, 1998. The fair value of long term debt is approximately the same as book value at February 28, 1998.

7.   SHAREHOLDER LOANS

     Shareholder loans are non-interest bearing and have no fixed terms of repayment.

8.   RELATED PARTY TRANSACTIONS

     Purnel Distributors Ltd. is related to Midway Purnel Sanitary Supply Ltd. and Midway Purnel Sanitary Supply (PG) Ltd. due to common shareholders. The Company had the following transactions with these related parties:

                                                           1998          1997
                                                                       (Note 10)
                                                          ---------    ---------
     Balances at year end:
       Receivable from Midway Purnel Sanitary
         Supply Ltd.                                      $  12,959    $   3,072
       Receivable from Midway Purnel Sanitary
         Supply (PG) Ltd.                                     6,697        3,182

     These balances are receivable on demand and have arisen from the sale of products and provision of services.

     Transactions during the year:
       Sales to:
         Midway Purnel Sanitary Supply Ltd.                  48,930      114,555
         Midway Purnel Sanitary Supply (PG) Ltd.             33,362       41,052

         Warehouse rent is paid to John Kazakoff,
         a shareholder, at $2,400 per month.                      -       28,800

         Warehouse rent is paid to 537394 B.C. Ltd.,
         a related company, at $2,400 per month.             28,800            -

     These transactions are in the normal course of operations and are unsecured.

PURNEL DISTRIBUTORS LTD.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998

9.   SHARE CAPITAL                                    1998              1997
                                                                     (Note 10)
                                                    ---------       ---------

     Authorized
          10,000 Class "A" common shares, voting,
               no par value
          100,000 Class "B" common shares, non-
               voting, par value $0.01 per share
          100,000 Class "C" common shares, non-
               voting, par value $0.01 per share
          100,000 Class "D" preferred shares,
               non-voting, redeemable and
               retractable at $100 per share,
               par value $0.01 per share

     Issued
         100 Class "A" shares                       $      10        $      10
         100 Class "B" shares                             100              100
         5480 Class "D" shares                             55               55
                                                    ---------        ---------
                                                    $     165        $     165
                                                    =========        =========

10.  COMPARATIVE FIGURES

     The comparative financial statements have not been audited, and consequently, the auditors do not express an opinion on the financial statements of the preceding year.

                            PURNEL DISTRIBUTORS LTD.

                              FINANCIAL STATEMENTS
                                  (UNAUDITED)

                                 JUNE 30, 1998

LOGO YULE & ASSOCIATES                             Geoff W. Yule, CA, Partner
CHARTERED ACCOUNTANTS                              Doug Johnstone, CA, Partner
*Incorporated as Geoff Yule & Associates Inc.      Katarina Yule, CA
                                                   Pam Gerrand, CA


August 17, 1998


REVIEW ENGAGEMENT REPORT

To the Shareholders of
Purnel Distributors Ltd.

  We have reviewed the balance sheet of Purnel Distributors Ltd. as at June 30, 1998 and the statements of income, retained earnings and changes in financial position for the year then ended. Our review was made in accordance with generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

  A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

  Based on our review, nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles.

                                              Yule & Associates
                                            Chartered Accountants

PURNEL DISTRIBUTORS LTD.

BALANCE SHEET
(unaudited)

                                                       June 30,     February 28,
                                                         1998           1998
                                                      ----------     -----------
ASSETS

Current Assets
    Cash                                              $   1,121      $   6,599
    Accounts receivable                                 287,247        254,312
    Inventory                                           253,857        234,055
    Prepaid expenses                                      7,468             --
                                                      ---------      ---------
                                                        549,693        494,966

Capital Assets (Note 2)                                 140,611        167,855

Loans to Related Companies (Note 3)                      88,750        108,750
                                                      ---------      ---------
                                                      $ 779,054      $ 771,571
                                                      =========      =========

LIABILITIES

Current Liabilities
    Cheques issued in excess of
      funds on deposit (Note 4)                       $ 143,353      $  91,340
    Accounts payable                                    126,410         89,286
    Bonuses payable                                          --         90,000
    Income taxes payable                                  6,109          2,119
    Current portion of long-term debt (Note 5)           38,400         37,580
                                                      ---------      ---------
                                                        314,272        310,325

Deferred Income Taxes                                     6,500          6,500

Long-Term Debt (Note 5)                                 129,627        141,769

Shareholder Loans (Note 7)                                   --            510
                                                      ---------      ---------
                                                        450,399        459,104
                                                      ---------      ---------

SHAREHOLDERS' EQUITY

Share Capital (Note 9)                                      165            165

Retained Earnings                                       328,490        312,302
                                                      ---------      ---------
                                                        328,655        312,467
                                                      ---------      ---------
                                                      $ 779,054      $ 771,571
                                                      =========      =========


Approved by the Director

_______________________________ Director

PURNEL DISTRIBUTORS LTD.

STATEMENT RETAINED EARNINGS
(unaudited)

                                                        For the Four        For the Year
                                                        Months Ended           Ended
                                                          June 30,          February 28,
                                                            1998                1998
                                                        -------------       ------------
RETAINED EARNINGS, BEGINNING OF YEAR                      $312,302            $271,551

NET INCOME                                                  26,688              54,751

DIVIDENDS PAID                                             (10,500)            (14,000)
                                                          --------            --------
RETAINED EARNINGS, END OF YEAR                            $328,490            $312,302
                                                          ========            ========


PURNEL DISTRIBUTORS LTD.

STATEMENT OF INCOME
(unaudited)

                                                        For the Four        For the Year
                                                        Months Ended           Ended
                                                          June 30,          February 28,
                                                            1998                1998
                                                        -------------       ------------

SALES                                                     $  763,174         $2,279,534

COST OF SALES                                                460,147          1,493,572
                                                          ----------         ----------
GROSS PROFIT                                                 303,027            785,962

OTHER INCOME                                                     839              9,762
                                                          ----------         ----------
                                                             303,866            795,724
                                                          ----------         ----------
EXPENSES
     Advertising                                               3,945             11,321
     Amortization                                             17,039             45,418
     Bad debts                                                26,961              2,898
     Bank charges and interest                                 2,306              6,920
     Insurance                                                (4,236)            12,546
     Interest on long-term debt                                4,678             10,085
     Legal and accounting                                      5,400              9,143
     Office and miscellaneous                                  7,177             24,252
     Repairs and maintenance                                   1,906              4,661
     Telephone and utilities                                  10,649             27,774
     Travel and automotive                                    26,061             78,749
     Wages and employee benefits                             153,835            473,746
     Warehouse rent (Note 8)                                  12,832             35,292
                                                          ----------         ----------
                                                             268,553            742,805
                                                          ----------         ----------
INCOME BEFORE GAIN ON SALE OF CAPITAL
     ASSETS AND INCOME TAXES                                  35,313             52,919
GAIN ON SALE OF CAPITAL ASSETS                                 --                22,470
                                                          ----------         ----------
INCOME BEFORE INCOME TAXES                                    35,313             75,389
                                                          ----------         ----------
INCOME TAXES
     - deferred                                                --                 6,500
     - current                                                 8,625             14,138
                                                          ----------         ----------
                                                               8,625             20,638
                                                          ----------         ----------
NET INCOME                                                $   26,688         $   54,751
                                                          ==========         ==========

PURNEL DISTRIBUTORS LTD.

STATEMENT OF CHANGES IN FINANCIAL POSITION
(unaudited)

                                                   For the Four     For the Year
                                                   Months Ended        Ended
                                                     June 30,       February 28,
                                                       1998             1998
                                                   ------------     ------------
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
  Operations
    Net income                                      $  26,688         $  54,751
    Items not affecting cash
      Amortization                                     17,039            45,418
      Gain on sale of capital assets                        -           (22,470)
                                                    ---------         ---------
                                                       43,727            77,699
                                                    ---------         ---------
  Changes in non-cash working capital
    Accounts receivable                               (32,935)          (35,282)
    Inventory                                         (19,802)              456
    Prepaid expenses                                   (7,468)                -
    Accounts payable                                   37,124           (14,511)
    Bonuses payable                                   (90,000)                -
    Income taxes                                        3,990               (79)
    Deferred income taxes                                   -             6,500
                                                    ---------         ---------
                                                     (109,091)          (42,916)
                                                    ---------         ---------
                                                      (65,364)           34,783
                                                    ---------         ---------

CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES
  Issuance of long-term debt                                -           206,866
  Repayment of long-term debt                         (11,322)         (103,926)
  Advances (from) to shareholders                        (510)              441
  Dividends                                           (10,500)          (14,000)
                                                    ---------         ---------
                                                      (22,332)           89,381
                                                    ---------         ---------

CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES
  Purchase of capital assets                                -          (147,287)
  Proceeds from disposal of capital assets             10,205            33,500
  Loans to related Companies                           20,000           (21,250)
                                                    ---------         ---------
                                                       30,205          (135,037)
                                                    ---------         ---------

DECREASE IN CASH                                      (57,491)          (10,873)

BANK INDEBTEDNESS, BEGINNING OF PERIOD                (84,741)          (73,868)
                                                    ---------         ---------

BANK INDEBTEDNESS, END OF PERIOD                    $(142,232)        $ (84,741)
                                                    =========         =========
REPRESENTED BY:

  Cash                                              $   1,121         $   6,599
  Cheques issued in excess of funds on deposit       (143,353)          (91,340)
                                                    ---------         ---------
                                                    $(142,232)        $ (84,741)
                                                    =========         =========

PURNEL DISTRIBUTORS LTD.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

June 30, 1998


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVENTORY

     Inventory is stated at the lower of cost and net realizable value.

     CAPITAL ASSETS

     Capital assets are stated at cost. Amortization is calculated on the declining balance basis at the following annual rates:

          Store and office equipment                    20%
          Automotive equipment                          30%
          Computer                                      30%
          Software                                     100%

     Leasehold improvements are amortized on a straight-line basis over a period of five years.

     The provision for amortization is reduced by one-half in the year of acquisition.

     RELATED COMPANIES

     Shareholders of the Company have the following investments in other
     Companies:

          Midway Purnel Sanitary Supply Ltd.          50.0%
          Midway Purnel Sanitary Supply (PG) Ltd.     42.5%
          537394 B.C. Ltd.                           100.0%

2.   CAPITAL ASSETS

                                           ACCUMULATED   JUNE 30,   FEBRUARY 28,
                                   COST   AMORTIZATION     1998         1998
                               --------   ------------   --------   -----------
     Store and office
       equipment               $ 29,866     $ 26,310     $  3,556    $  3,810
     Automotive equipment       158,733       50,003      108,730     131,730
     Computer                    75,414       49,256       26,158      29,064
     Software                    33,150       30,983        2,167       3,251
     Leasehold improvements      24,444       24,444           --          --
                               --------     --------     --------    --------
                               $321,607     $180,996     $140,611    $167,855
                               ========     ========     ========    ========

PURNEL DISTRIBUTORS LTD.

NOTES TO FINANCIAL STATEMENTS
(unaudited)
June 30, 1998


3.   LOANS TO RELATED COMPANIES                       June 30,      February 28,
                                                       1998            1998
                                                    ----------      ------------

     Loan to Midway Purnel Sanitary Supply (PG) Ltd.
          bearing interest at 4% per annum and
          without specified terms of repayment.      $   -            $ 20,000

     Loan to Midway Purnel Sanitary Supply Ltd.
          without specified terms of repayment.        88,750           88,750
                                                     --------         --------
                                                     $ 88,750         $108,750
                                                     ========         ========

4.   BANK OVERDRAFT

     The bank overdraft bears interest at the Bank prime plus 1/4 and is secured by accounts receivable and a personal guarantee of a shareholder.


5.   LONG-TERM DEBT                                   June 30,      February 28,
                                                       1998            1998
                                                    ----------      ------------
     Bank of Montreal, demand loan, secured by
          a general security agreement over the
          assets of the Company and personal
          guarantees of a shareholder, monthly
          payments of $4,000 including interest
          at Bank prime plus 1.5%                    $168,027         $179,349
                                                     --------         --------
                                                      168,027          179,349
     Less: current portion of long-term debt           38,400           37,580
                                                     --------         --------
                                                     $129,627         $141,769
                                                     ========         ========

PURNEL DISTRIBUTORS LTD.
NOTES TO FINANCIAL STATEMENTS
(unaudited)
JUNE 30, 1998

6.   FINANCIAL INSTRUMENTS

     CURRENT ASSETS AND LIABILITIES

     The carrying values reported in the balance sheet for cash, accounts receivable, and current liabilities are reasonable estimates of fair values.

     CREDIT RISK

     Credit risk arises from the potential that a counterparty will fail to perform its obligations. The Company performs ongoing credit evaluations of its customers' financial conditions and limits the amount of credit extended when deemed necessary.

     LONG TERM DEBT

     The interest rates applicable to long term debt were generally equivalent to the interest rates that would have applied had the company incurred such debt as at June 30, 1998. The fair value of the long term debt is approximately the same as the book value at June 30, 1998.

7.   SHAREHOLDER LOANS

     Shareholder loans were non-interest bearing and had no fixed terms of repayment.

8.   RELATED PARTY TRANSACTIONS

     Purnel Distributors Ltd. is related to Midway Purnel Sanitary Supply Ltd. and Midway Purnel Sanitary Supply (PG) Ltd. due to common shareholders. The Company had the following transactions with these related parties:

                                                     June 30,      February 28,
                                                       1998            1998
                                                     --------      ------------
     Balances at year end:
         Receivable from Midway Purnel Sanitary
         Supply Ltd.                                 $22,619         $12,959

         Receivable from Midway Purnel Sanitary
         Supply (PG) Ltd.                             25,879           6,697

     These balances are receivable on demand and have arisen from the sale of products and provision of services.

     Transactions during the period:
         Sales to:
             Midway Purnel Sanitary Supply Ltd.       42,726          48,930
             Midway Purnel Sanitary Supply (PG) Ltd.  25,745          33,362

             Warehouse rent is paid to 537394 B.C.
             Ltd, a related Company, at $2,400
             per month.                                9,600          28,800

     These transactions are in the normal course of operations and are unsecured.

PURNEL DISTRIBUTORS LTD.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

June 30, 1998

9.    SHARE CAPITAL

                                                          June 30,      February 28,
                                                            1998            1998
                                                          --------      ------------
      Authorized
        10,000 Class "A" common shares, voting,
          no par value
        100,000 Class "B" common shares, non-voting,
          par value $0.01 per share
        100,000 Class "C" common shares, non-voting,
          par value $0.01 per share
        100,000 Class "D" preferred shares, non-voting,
          redeemable and retractable at $100 per share,
          par value $0.01 per share

      Issued
        100 Class "A" shares                                $ 10            $ 10
        100 Class "B" shares                                 100             100
        5480 Class "D" shares                                 55              55
                                                          -------       -----------
                                                            $165            $165
                                                          =======       ===========


                              UNAUDITED PRO FORMA

                        COMBINED FINANCIAL INFORMATION

WYANT CORPORATION

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 1997
(dollars in thousands, except per share data)



                                                Wyant       Midway-Purnel     Other        Acquisition          Total
                                             Corporation       Group of      Acquired      Adjustments        Pro Forma
                                            & Subsidiaries    Companies      Companies
                                           ---------------    ---------      ---------     -------------     -----------
Net sales                                    $   91,220        $ 8,192        $ 5,741          $              $  105,153
Cost of sales                                    62,200          5,422          3,459                             71,081
                                             ----------       --------        -------                         ----------
Gross profit                                     29,020          2,770          2,282                             34,072

Selling, general and
  administration expenses                        26,850          2,375          2,108                             31,333
Amortization                                        567            108             66            100(a)              841
Interest expense                                    968             15             18            237(b)            1,238
Other income                                       (295)           (19)           (37)                              (351)
                                             ----------       --------        -------           ----          ----------
                                                 28,090          2,479          2,155            337              33,061
                                             ----------       --------        -------           ----          ----------
Income before income taxes
  and extraordinary gain                            930            291            127           (337)              1,011
Income tax expense                                  511             79             35           (126)(c)             499
                                             ----------       --------        -------           ----          ----------
Income before extraordinary gain                    419            212             92           (211)                512
Extraordinary gain, net
  of income taxes                                    92              -              -                                 92
                                             ----------       --------        -------           ----          ----------
Net income                                          511            212             92           (211)                604

Dividends and accretion
  of mandatorily redeemable
  preferred stock                                   192              -              -            116(d)              308
                                             ----------       --------      ---------           ----          ----------
Net income attributable to
  common shares                              $      319        $   212        $    92          $(327)         $      296
                                             ==========       ========      =========          =====          ==========


Per common share
  Basic
     Income before extraordinary gain        $     0.06                                                       $     0.05
     Extraordinary gain                      $     0.03                                                       $     0.03
     Net income                              $     0.09                                                       $     0.08

  Diluted
     Income before extraordinary gain        $     0.06                                                       $     0.05
     Extraordinary gain                      $     0.03                                                       $     0.03
     Net income                              $     0.09                                                       $     0.08

Weighted-average shares outstanding
  Basic                                       3,597,125                                                        3,597,125
  Diluted                                     3,603,793                                                        3,886,904


WYANT CORPORATION

AUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1998
(dollars in thousands, except per share data)

                                                    Wyant              Midway-Purnel      Other
                                                 Corporation             Group of       Acquired         Acquisition      Total
                                                & Subsidiaries          Companies       Companies        Adjustments    Pro Forma
                                                --------------        -------------    ----------       -------------   ---------
Net sales                                           $48,179              $4,056          $2,211          $                $54,446
Cost of sales                                        32,907               2,632           1,268                            36,807
                                                    -------              ------          ------                           -------
Gross profit                                         15,272               1,424             943                            17,639

Selling, general and administration expenses         12,348               1,208             853                            14,409
Amortization                                            260                  41              46             41 (a)            388
Interest expense                                        706                  12               6             81 (b)            805
Other income                                            (93)                 72              (6)                              (27)
                                                     -------             ------          ------           ----            -------
                                                     13,221               1,333             899            122             15,575
                                                     -------             ------          ------           ----            -------

Income before income taxes                            2,051                  91              44           (122)             2,064
Income tax expense                                      810                  59              11            (49)(c)            831
                                                     -------             ------          ------           ----            -------
Net income                                            1,241                  32              33            (73)             1,233

Dividends and accretion of mandatorily
redeemable preferred stock                              161                                                 62 (d)            223
                                                    -------              ------          ------          -----           --------
Net income attributable to common shares            $ 1,080              $   32          $   33          $(136)           $ 1,010
                                                    =======              ======          ======          =====           ========
Per common share
  Basic                                             $  0.30                                                               $  0.28
  Diluted                                           $  0.29                                                               $  0.25

Weighted-average shares outstanding
  Basic                                           3,605,329                                                             3,605,329
  Diluted                                         3,771,229                                                             4,009,110



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
          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

1.  Pro Forma Combined Balance Sheet

    No Pro Forma Combined Balance Sheet at June 30, 1998 is provided, as his information would be identical to the Consolidated Balance Sheet of Wyant Corporation included in the Quarterly Report on Form 10-Q filed for the period ended June 30, 1998 which is incorporated by reference hereto.

2.  Pro Forma Combined Statements of Operations

    The Pro Forma adjustments result from:

    a) Amortization of goodwill arising on the acquisition of the Midway-Purnel Group of Companies and on the acquisition of two other companies which are individually not material.

    b) Interest expense on bank financing obtained to finance the cash portion of the cost of acquisitions referred to in note a) above.

    c)  The income tax effect of notes a) and b) above.

    d) Accretion of the excess of the redemption value over the fair value at the respective dates of acquisition of the Class "F" Preferred shares of Wood Wyant Inc. issued as the non-cash consideration for the acquisitions referred to in note a) above.

    The operating results of the acquired companies have been translated into United States dollars from Canadian dollars at the following average rates of exchange:

        Six months ended June 30, 1998 - $1.00 U.S. equals $1.4385 Cdn.
        Year ended December 31, 1997   - $1.00 U.S. equals $1.3844 Cdn.


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